UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21037

Name of Fund: BlackRock New York Municipal Bond Trust (BQH)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock New York

            Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2017

Date of reporting period: 08/31/2017

Item 1 – Report to Stockholders

AUGUST 31, 2017

ANNUAL REPORT

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also appears to be approaching the implementation of its plan to reduce the vast balance sheet reserves that provided liquidity to the global economy in the aftermath of the financial crisis in 2008. Also, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered reflationary expectations in the United States.

By contrast, the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus and balance sheet expansion despite nascent signs of sustained economic growth in both countries. The Eurozone also benefited from the relatively stable political environment, which is creating momentum for economic reform and pro-growth policies.

Financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Escalating tensions with North Korea and our nation’s divided politics are significant concerns. Nevertheless, benign credit conditions, modest inflation, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

However, the capacity for rapid global growth is restrained by structural factors, including an aging population in developed countries, low productivity growth, and excess savings. Cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion, also limit economic growth. Tempered economic growth and high valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.65%	16.23%
U.S. small cap equities (Russell 2000® Index)	2.04	14.91
International equities (MSCI Europe, Australasia, Far East Index)	12.14	17.64
Emerging market equities (MSCI Emerging Markets Index)	18.02	24.53
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.40	0.62
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.10	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.74	0.49
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.51	0.92
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.03	8.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	AUGUST 31, 2017	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Fed monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and continued global central bank divergence — i.e., policy easing outside the United States while the Fed slowly engages in policy tightening. During the 12 months ended August 31, 2017, municipal bond funds experienced net outflows of approximately $2 billion (based on data from the Investment Company Institute). The asset class came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though expectation that tax reform was likely to be delayed or watered down quickly eased investor concerns.

For the same 12-month period, total new issuance remained robust from a historical perspective at $400 billion (though slightly below the $405 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 55%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of August 31, 2017
6 months: 3.51%
12 months: 0.92%

A Closer Look at Yields

From August 31, 2016 to August 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 58 basis points (“bps”) from 2.12% to 2.70%, while 10-year rates rose by 44 bps from 1.42% to 1.86% and 5-year rates increased 26 bps from 0.86% to 1.12% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 34 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2017

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	5

Trust Summary as of August 31, 2017	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($14.29)[1]	3.98%
Tax Equivalent Yield[2]	7.46%
Current Monthly Distribution per Common Share[3]	$0.0474
Current Annualized Distribution per Common Share[3]	$0.5688
Economic Leverage as of August 31, 2017[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BZM[1,2]	(7.53)%	(0.31)%
Lipper Other States Municipal Debt Funds[3]	(2.96)%	(0.56)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Maryland modestly outperformed the broader national market due in part to heavy new-issue supply. Revenues for the 2017 fiscal year came in below expectations, but the state government was effective in enacting mid-year spending cuts and budget adjustments to maintain fiscal health. In addition, the state’s gross domestic product growth exceeded the national average.

•

At a time of weak price performance for tax-exempt issues, the Trust’s positions in more defensive market segments were the leading contributors to performance. For example, the Trust benefited from its holdings in high-quality, higher-coupon bonds in the pre-refunded sector, as well as more-seasoned positions with shorter calls, higher income accrual and lower interest-rate sensitivity.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•

A low supply of high-yielding Maryland bonds resulted in very tight yield spreads for BBB rated and non-investment grade bonds early in the period, when rates were near historic lows. Once rates rose in the fourth calendar quarter of 2016, the resulting spread widening led to underperformance for BBB rated bonds despite their superior income. The Trust’s positions in this credit tier therefore detracted from performance, particularly in revenue sectors such as healthcare. (Revenue bonds are secured by a specific source of revenue, rather than the taxing power of a broader municipal entity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.29	$16.06	(11.02)%	$16.99	$13.88
Net Asset Value	$15.32	$15.97	(4.07)%	$15.97	$14.51

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Health	28%	29%
Education	20	18
Transportation	16	17
Utilities	14	9
County/City/Special District/School District	12	16
Housing	8	9
Corporate	1	1
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	4%
2018	8
2019	7
2020	12
2021	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	8%	10%
AA/Aa	33	36
A	30	30
BBB/Baa	17	14
BB/Ba	1	1
B/B	1	—
N/R	10	9	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	7

Trust Summary as of August 31, 2017	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular U.S. federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from U.S. federal income taxes, including U.S. federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2017 ($14.00)[1]	4.54%
Tax Equivalent Yield[2]	8.45%
Current Monthly Distribution per Common Share[3]	$0.0530
Current Annualized Distribution per Common Share[3]	$0.6360
Economic Leverage as of August 31, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.29%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MHE[1,2]	(4.30)%	(0.34)%
Lipper Other States Municipal Debt Funds[3]	(2.96)%	(0.56)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Massachusetts slightly underperformed the broader national market due largely to its longer duration profile (higher interest rate sensitivity). Issuance also accelerated in the latter half of last year, pressuring performance at a time when yields were already rising. (Prices and yields move in opposite directions). However, Massachusetts’ gross domestic product growth exceeded the national average. The Commonwealth’s credit profile is strong, though mild headwinds include a large pension liability and persistent underperformance in revenues relative to the expectations factored into the budget.

•

At a time of weak price performance for tax-exempt issues, the leading contributors to the Trust’s performance were its positions in more defensive market segments. For example, the Trust benefited from its holdings in high-quality, higher-coupon bonds in the pre-refunded sector.

•

The Trust maintained a core exposure to BBB rated debt, a meaningful portion of which was purchased opportunistically during the November-January sell-off. These issues generally performed well due to their above-average income and the tightening of yield spreads that occurred in the latter half of the reporting period.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•	The Trust’s exposure to longer-term bonds detracted from performance, as did its positions in lower-coupon debt with lower investment grade ratings.

•

Some of the more-seasoned holdings in the portfolio weighed on results, as their market value premiums continued to move back to par. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.00	$15.32	(8.62)%	$15.44	$12.70
Net Asset Value	$13.98	$14.69	(4.83)%	$14.69	$13.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Education	42%	39%
State	19	17
Transportation	16	16
Health	14	16
Housing	6	9
County/City/Special District/School District	2	2
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	5%
2018	5
2019	13
2020	15
2021	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	7%	8%
AA/Aa	53	57
A	21	21
BBB/Baa	16	11
BB/Ba	1	1
N/R	2	2	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	9

Trust Summary as of August 31, 2017	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2017 ($14.36)[1]	4.85%
Tax Equivalent Yield[2]	9.82%
Current Monthly Distribution per Common Share[3]	$0.0580
Current Annualized Distribution per Common Share[3]	$0.6960
Economic Leverage as of August 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MHN[1,2]	0.37%	0.04%
Lipper New York Municipal Debt Funds[3]	(3.01)%	(0.06)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

New York municipal bonds performed in line with the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

Municipal yields increased sharply in the first half of the period before retracing a good portion of the rise in the second half. In both intervals, the municipal yield curve steepened (indicating underperformance for longer-term bonds).

•

In a period characterized by a sizeable increase in municipal rates across the yield curve, portfolio income made the largest positive contribution to performance. (Prices and yields move in opposite directions.) However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s exposure to the education sector, which outperformed the broader market, also was a positive contributor. Positions in pre-refunded issues further benefited performance as their low duration and higher quality enabled them to hold up better than longer-duration bonds in the rising-rate environment.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•	Positions in lower-coupon bonds also detracted, as their longer durations were a headwind at a time or rising rates. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	AUGUST 31, 2017

BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.36	$15.04	(4.52)%	$15.19	$13.13
Net Asset Value	$14.93	$15.69	(4.84)%	$15.69	$14.12

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Transportation	26%	25%
Education	19	19
County/City/Special District/School District	16	20
State	15	13
Utilities	12	12
Health	7	6
Housing	3	3
Corporate	1	1
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	7%
2018	7
2019	6
2020	4
2021	14

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	19%	17%
AA/Aa	53	59
A	20	17
BBB/Baa	6	5
N/R2	2	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	11

Trust Summary as of August 31, 2017	BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may subject to the U.S. federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($15.04)[1]	4.91%
Tax Equivalent Yield[2]	9.53%
Current Monthly Distribution per Common Share[3]	$0.0615
Current Annualized Distribution per Common Share[3]	$0.7380
Economic Leverage as of August 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BLJ[1,2]	(8.95)%	(0.45)%
Lipper New Jersey Municipal Debt Funds[3]	(4.81)%	(0.17)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•	New Jersey state general obligations and appropriated issues underperformed the broader national market, as the major rating agencies downgraded the state’s credit rating during the past year.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	Reinvestment was a drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

•

The Trust’s holdings in zero-coupon bonds also detracted, as their longer durations accentuated negative price performance in a rising rate environment. (Duration is a measure of interest rate sensitivity).

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

The Trust’s exposure to pre-refunded issues benefited performance, as their low duration enabled them to hold up better than longer-duration bonds at a time of rising yields. Positions in the transportation and education sectors also contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	AUGUST 31, 2017

BlackRock New Jersey Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$15.04	$17.40	(13.56)%	$17.75	$14.21
Net Asset Value	$15.82	$16.74	(5.50)%	$16.74	$14.96

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Transportation	31%	28%
Education	19	20
County/City/Special District/School District	18	19
State	15	18
Health	8	7
Corporate	6	6
Tobacco	1	—
Housing	1	1
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	3%
2018	9
2019	10
2020	5
2021	19

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	5%	—
AA/Aa	38	47%
A	22	34
BBB/Baa	22	9
BB/Ba	9	9
B/B	2	—
N/R	2	1	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1%, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	13

Trust Summary as of August 31, 2017	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($14.55)[1]	4.87%
Tax Equivalent Yield[2]	9.86%
Current Monthly Distribution per Common Share[3]	$0.0590
Current Annualized Distribution per Common Share[3]	$0.7080
Economic Leverage as of August 31, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BQH[1,2]	(2.73)%	(0.47)%
Lipper New York Municipal Debt Funds[3]	(3.01)%	(0.06)%

1	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

2	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

3	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

New York municipal bonds performed in line with the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

Municipal yields increased sharply in the first half of the period before retracing a good portion of the rise in the second half. In both intervals, the municipal yield curve steepened (indicating underperformance for longer-term bonds).

•

In a period characterized by a sizeable increase in municipal rates across the yield curve, portfolio income made the largest positive contribution to performance. (Prices and yields move in opposite directions.) However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•	Positions in lower-coupon bonds also detracted, as their longer durations were a headwind at a time or rising rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s exposure to the education sector, which outperformed the broader market, also was a positive contributor. Positions in pre-refunded issues further benefited performance as their low duration and higher quality enabled them to hold up better than longer-duration bonds in the rising-rate environment. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	AUGUST 31, 2017

BlackRock New York Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.55	$15.70	(7.32)%	$15.99	$13.56
Net Asset Value	$16.11	$16.99	(5.18)%	$16.99	$15.15

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
County/City/Special District/School District	25%	29%
Education	22	20
Transportation	16	18
Utilities	12	11
Health	11	11
State	6	5
Housing	3	3
Corporate	3	2
Tobacco	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	3%
2018	2
2019	7
2020	7
2021	20

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	14%	10%
AA/Aa	48	51
A	21	21
BBB/Baa	7	10
BB/Ba	3	2
N/R2	7	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 4%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	15

Trust Summary as of August 31, 2017	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its managed assets in municipal obligations exempt from U.S. federal income taxes (including the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment or, if unrated, are determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2017 ($13.55)[1]	4.61%
Tax Equivalent Yield[2]	9.33%
Current Monthly Distribution per Common Share[3]	$0.0520
Current Annualized Distribution per Common Share[3]	$0.6240
Economic Leverage as of August 31, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BSE[1,2]	(4.36)%	(0.55)%
Lipper New York Municipal Debt Funds[3]	(3.01)%	(0.06)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

New York municipal bonds performed in line with the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

Municipal yields increased sharply in the first half of the period before retracing a good portion of the rise in the second half. In both intervals, the municipal yield curve steepened (indicating underperformance for longer-term bonds).

•

In a period characterized by a sizeable increase in municipal rates across the yield curve, portfolio income made the largest positive contribution to performance. (Prices and yields move in opposite directions.) However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•	Positions in lower-coupon bonds also detracted, as their longer durations were a headwind at a time or rising rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s exposure to the education sector, which outperformed the broader market, also was a positive contributor. Positions in pre-refunded issues further benefited performance as their low duration and higher quality enabled them to hold up better than longer-duration bonds in the rising-rate environment. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	AUGUST 31, 2017

BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$13.55	$14.84	(8.69)%	$15.13	$12.53
Net Asset Value	$15.04	$15.84	(5.05)%	$15.84	$14.25

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Education	26%	24%
County/City/Special District/School District	19	20
Transportation	16	18
Utilities	16	16
State	12	10
Health	7	8
Housing	3	4
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	—
2018	7%
2019	7
2020	2
2021	19

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	22%	18%
AA/Aa	52	55
A	23	24
BBB/Baa	2	2
N/R2	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	17

Trust Summary as of August 31, 2017	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($15.51)[1]	4.72%
Tax Equivalent Yield[2]	9.55%
Current Monthly Distribution per Common Share[3]	$0.0610
Current Annualized Distribution per Common Share[3]	$0.7320
Economic Leverage as of August 31, 2017[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BFY[1,2]	(4.13)%	(0.37)%
Lipper New York Municipal Debt Funds[3]	(3.01)%	(0.06)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

New York municipal bonds performed in line with the broader national market during the period. While new issuance in the state was relatively robust, much of it was concentrated in several large issuers. The state’s overall financial prospects exhibited positive trends, albeit slightly behind national averages.

•

Municipal yields increased sharply in the first half of the period before retracing a good portion of the rise in the second half. In both intervals, the municipal yield curve steepened (indicating underperformance for longer-term bonds).

•

In a period characterized by a sizeable increase in municipal rates across the yield curve, portfolio income made the largest positive contribution to performance. (Prices and yields move in opposite directions.) However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•	Positions in lower-coupon bonds also detracted, as their longer durations were a headwind at a time or rising rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s exposure to the education sector, which outperformed the broader market, also was a positive contributor. Positions in pre-refunded issues further benefited performance as their low duration and higher quality enabled them to hold up better than longer-duration bonds in the rising-rate environment. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	AUGUST 31, 2017

BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$15.51	$17.01	(8.82)%	$17.37	$14.09
Net Asset Value	$15.71	$16.58	(5.25)%	$16.58	$14.82

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
County/City/Special District/School District	23%	25%
Transportation	18	20
Education	17	16
Utilities	13	13
Health	9	9
State	9	7
Housing	6	7
Tobacco	3	1
Corporate	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2017	3%
2018	3
2019	9
2020	4
2021	17

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	15%	14%
AA/Aa	45	46
A	25	26
BBB/Baa	8	8
BB/Ba	2	2
B	1	—	[2]
N/R3	4	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of Trust’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	19

Trust Summary as of August 31, 2017	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($18.68)[1]	4.05%
Tax Equivalent Yield[2]	7.59%
Current Monthly Distribution per Common Share[3]	$0.0630
Current Annualized Distribution per Common Share[3]	$0.7560
Economic Leverage as of August 31, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BHV[1,2]	2.17%	(0.44)%
Lipper Other States Municipal Debt Funds[3]	(2.96)%	(0.56)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Virginia modestly outperformed the broader national market. The Commonwealth’s economic fundamentals remained on a positive trajectory, with both gross domestic product and unemployment coming in more favorably than the national average. In addition, Virginia reported higher-than expected revenue growth through the annual period ended May 2017.

•

At a time of sub-par performance for the overall tax-exempt market, the Trust’s position in high-quality, defensive pre-refunded bonds was the largest positive contributor to performance. The bonds’ higher coupons and levels of income further aided their returns.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

•

The Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices. Similarly, the Trust’s fully invested posture resulted in higher income but greater exposure to the overall weakness in market performance.

•	The Trust’s exposure to longer-term bonds, which underperformed, detracted from results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$18.68	$19.14	(2.40)%	$19.70	$15.06
Net Asset Value	$15.75	$16.56	(4.89)%	$16.56	$15.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Health	26%	27%
Education	25	20
Transportation	19	22
County/City/Special District/School District	15	17
State	6	5
Tobacco	3	3
Utilities	3	—
Housing	2	5
Corporate	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	5%
2018	17
2019	14
2020	16
2021	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	15%	13%
AA/Aa	47	48
A	12	15
BBB/Baa	4	3
BB/Ba	2	2
B	2	2
N/R2	18	17

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5% and 7%, respectively, of the Trust’s total investments.

ANNUAL REPORT	AUGUST 31, 2017	21

Schedule of Investments August 31, 2017	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 140.3%
Corporate — 1.9%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	$320	$329,517
Potomac Electric Power Co., 6.20%, 9/01/22	250	269,797

		599,314
County/City/Special District/School District — 18.3%
County of Anne Arundel Maryland Consolidated, Refunding, Special Tax, Villages of Dorchester and Farmington Project, 5.00%, 7/01/32	500	565,700
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project, 5.25%, 7/01/44	250	253,605
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	250	274,952
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	250	258,448
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,398	1,410,051
State of Maryland, GO, Refunding, State & Local Facilities Loan, 3rd Series C, 5.00%, 11/01/20	500	562,845
State of Maryland, GO, State & Local Facilities Loan, 2nd Series B, 3.00%, 8/01/27	2,425	2,498,744

		5,824,345
Education — 32.0%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project:
4.00%, 9/01/27	510	549,561
3.25%, 9/01/28	360	371,815
Maryland EDC, Refunding RB:
Towson University Project, 5.00%, 7/01/37	500	541,405
University of Maryland College Park Project (AGM), 5.00%, 6/01/43	1,350	1,556,375
University of Maryland Project, 5.00%, 7/01/39	500	541,705
University Village at Sheppard Pratt, 5.00%, 7/01/33	1,000	1,067,960
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	250	289,010
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 4.00%, 7/01/39	100	104,434
Goucher College, Series A, 5.00%, 7/01/34	1,000	1,115,530
Goucher College, Series A, 4.00%, 7/01/37	500	530,030
Johns Hopkins University Project, Series A, 4.00%, 7/01/37	10	10,548
Loyola University Maryland, Series A, 5.00%, 10/01/39	900	1,002,213

Municipal Bonds	Par (000)	Value
Maryland (continued)
Education (continued)
Maryland Health & Higher Educational Facilities Authority, Refunding RB (continued):
Maryland Institute College, 4.00%, 6/01/42	$500	$511,480
Maryland Institute College of Art, 5.00%, 6/01/29	500	553,770
Notre Dame Maryland University, 5.00%, 10/01/42	1,000	1,091,160
University System of Maryland, RB, Auxiliary Facility and Tuition, Series A, 5.00%, 4/01/24	290	354,467

		10,191,463
Health — 43.2%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	250	271,125
County of Montgomery Maryland, RB, Trinity Health Credit Group, 5.00%, 12/01/45	750	859,058
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	1,000	1,093,830
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,000	1,089,560
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 5.00%, 7/01/40	1,000	1,041,200
Charlestown Community Project, 6.25%, 1/01/21 (a)	1,000	1,169,160
Charlestown Community, Series A, 5.00%, 1/01/45	500	551,745
Frederick Memorial Hospital, Series A, 4.00%, 7/01/38	1,250	1,275,287
Lifebridge Health Issue, 4.13%, 7/01/47	500	517,360
Medstar Health, Inc., 5.00%, 8/15/42	1,000	1,125,600
Meritus Medical Center Issue, 5.00%, 7/01/40	1,000	1,104,110
Peninsula Regional Medical Center, 5.00%, 7/01/45	700	769,090
University of Maryland, 5.00%, 7/01/35	200	229,536
University of Maryland, 4.00%, 7/01/41	500	519,760
University of Maryland Medical System, 5.13%, 7/01/19 (a)	1,000	1,077,780
University of Maryland Medical System, Series A, 5.00%, 7/01/43	1,000	1,100,190

		13,794,391
Housing — 12.9%
County of Howard Maryland Housing Commission, RB, M/F Housing:
Woodfield Oxford Square Apartments, 5.00%, 12/01/42	500	568,260
Columbia Commons Apartments, Series A, 5.00%, 6/01/44	550	597,465
Gateway Village Apartments, 4.00%, 6/01/46	500	514,875

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
BOCES	Board of Cooperative Educational Services
CAB	Capital Appreciation Bonds

CIFG	CIFG Assurance North America, Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds

IDA	Industrial Development Authority
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
SRF	State Revolving Fund
Syncora	Syncora Guarantee

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Municipal Bonds	Par (000)	Value
Maryland (continued)
Housing (continued)
Maryland Community Development Administration, HRB, M/F Housing, Series A, 4.05%, 7/01/42	$1,220	$1,248,194
Maryland Community Development Administration, RB:
M/F Housing, 3.70%, 7/01/35	500	509,265
S/F Housing, Residential, Series A, 5.05%, 9/01/39	500	508,340
S/F Housing, Residential, Series B, 4.75%, 9/01/39	150	152,657

		4,099,056
Transportation — 14.6%
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	500	535,805
Transportation Facilities Project, Series A, 5.75%, 6/01/35	500	535,805
Maryland State Department of Transportation, RB, Consolidated, 4.00%, 5/15/19 (a)	1,000	1,053,130
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 6/01/29	1,925	2,026,216
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/23	445	509,276

		4,660,232
Utilities — 17.4%
City of Annapolis Maryland Water & Sewer Revenue, Refunding RB, Series A, 3.38%, 8/01/40	780	789,337
City of Baltimore Maryland, RB:
Wastewater Project, Series C, 5.00%, 7/01/38	1,000	1,153,790
Water Project, Series A, 5.00%, 7/01/43	1,000	1,146,190
City of Baltimore Maryland, Refunding RB:
Convention Center Hotel, 5.00%, 9/01/46	750	853,057
East Baltimore Research Park, Series A, 5.00%, 9/01/38	250	266,405
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.50%, 6/01/43	250	258,930

Municipal Bonds	Par (000)	Value
Maryland (continued)
Utilities (continued)
County of Montgomery Maryland, RB, Water Quality Protection Charge, Series A:
5.00%, 4/01/31	$500	$547,380
5.00%, 4/01/32	500	546,775

		5,561,864
Total Municipal Bonds in Maryland		44,730,665

Puerto Rico — 1.4%
Tobacco — 1.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	450	452,767
Total Municipal Bonds — 141.7%		45,183,432

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Maryland — 14.3%
Transportation — 9.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	3,000	3,101,220
Utilities — 4.6%
City of Baltimore Maryland, RB, Wastewater Project, Sub-Series A, 5.00%, 7/01/46	1,269	1,476,900
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.3%		4,578,120
Total Investments (Cost — $47,590,122) — 156.0%		49,761,552
Other Assets Less Liabilities — 0.6%		203,421
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.7)%		(2,137,385)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (49.9)%		(15,934,328)

Net Assets Applicable to Common Shares — 100.0%		$31,893,260

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

•

During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,496,051	(1,496,051)	—	—	$2,484	$1,887	—
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	23

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(6)	December 2017	$711	$(1,105)
10-Year U.S. Treasury Note	(11)	December 2017	1,397	(2,562)
Long U.S. Treasury Bond	(9)	December 2017	1,405	(6,118)
Ultra Long U.S. Treasury Bond	(3)	December 2017	507	(2,568)
Total				$(12,353)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$12,353	—	$12,353

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$43,726	—	$43,726

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(15,041)	—	$(15,041)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,955,641

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$49,761,552	—	$49,761,552

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(12,353)	—	—	$(12,353)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock Maryland Municipal Bond Trust (BZM)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(2,134,375)	—	$(2,134,375)
VRDP Shares at Liquidation Value	—	(16,000,000)	—	(16,000,000)

Total	—	$(18,134,375)	—	$(18,134,375)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	25

Schedule of Investments August 31, 2017	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 150.8%
County/City/Special District/School District — 3.5%
Town of Holyoke Massachusetts, GO, Refunding, 5.00%, 9/01/26	$1,000	$1,175,900
Education — 66.5%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.25%, 1/01/42	500	576,015
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	250	274,027
Merrimack College, 5.00%, 7/01/47	550	600,743
Mount Holyoke College, Series B, 5.00%, 7/01/41	500	557,135
UMass Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,102,730
Wellesley College, Series J, 5.00%, 7/01/42	1,950	2,238,541
Wentworth Institute Technology, 5.00%, 10/01/46	500	562,885
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 1/01/42	650	901,420
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,828,485
Emerson College, 5.00%, 1/01/41	500	550,835
Emerson College, Series A, 5.00%, 1/01/40	200	210,374
Emerson College, Series A, 5.00%, 1/01/40 (a)	500	573,670
Emmanuel College Issue, Series A, 5.00%, 10/01/35	250	287,347
International Charter School, 5.00%, 4/15/40	1,000	1,075,980
Lesley University, 5.00%, 7/01/35	525	606,370
Harvard University, Series A, 5.50%, 11/15/18 (b)	75	79,274
Suffolk University, 4.00%, 7/01/39	500	515,585
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,858,195
Wheelock College, Series C, 5.25%, 10/01/37	1,000	1,003,050
Worcester Polytechnic Institute, 5.00%, 9/01/17 (b)	900	900,000
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/27	1,000	1,149,190
Massachusetts Educational Financing Authority, Refunding RB, Issue J, AMT, 3.50%, 7/01/33	250	248,637
Massachusetts Health & Educational Facilities Authority, RB:
Berklee College of Music, Inc., Series A, 5.00%, 10/01/37	70	70,229
Northeastern University, Series R, 5.00%, 10/01/33	225	234,068
Tufts University, Series O, 5.38%, 8/15/18 (b)	1,000	1,043,980
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Northeastern University, Series T-2, 5.00%, 10/01/32	500	569,040
Springfield College, 5.63%, 10/15/19 (b)	500	549,780
Tufts University, Series M, 5.50%, 2/15/27	1,000	1,297,930
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	572,385

		22,037,900
Health — 22.9%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 7/01/45	200	203,904
Seven Hills Foundation Obligated Group, Series A, 5.00%, 9/01/35	750	796,118

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Health (continued)
Massachusetts Development Finance Agency, Refunding RB:
Boston Medical Center, Series E, 4.00%, 7/01/38	$500	$511,575
Carleton-Willard Village, 5.63%, 12/01/30	500	537,535
Partners Healthcare System, Series L, 5.00%, 7/01/36	1,000	1,112,100
Massachusetts Health & Educational Facilities Authority, RB:
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/19 (b)	1,000	1,089,150
Caregroup, Series E-1, 5.00%, 7/01/18 (b)	500	517,745
Children’s Hospital, Series M, 5.25%, 12/01/39	600	652,794
Children’s Hospital, Series M, 5.50%, 12/01/39	500	547,930
Southcoast Health Obligation Group, Series D, 5.00%, 7/01/39	500	521,695
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 7/01/38	1,000	1,082,160

		7,572,706
Housing — 9.9%
Massachusetts HFA, RB, M/F Housing, Series A (FHA), 5.25%, 12/01/35	185	200,425
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.50%, 12/01/47	500	517,325
Series C, 5.00%, 12/01/30	330	343,154
Series C, 5.35%, 12/01/42	1,345	1,434,833
Series F, 5.70%, 6/01/40	755	774,252

		3,269,989
State — 23.1%
Commonwealth of Massachusetts, GO, Series C, 5.00%, 7/01/45	1,000	1,156,790
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 7/01/29	730	944,518
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	500	572,645
Senior Series B, 5.00%, 10/15/41	1,000	1,134,200
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/19 (b)	2,500	2,692,675
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	1,141,882

		7,642,710
Transportation — 24.9%
Commonwealth of Massachusetts, RB, Series A, 5.00%, 6/15/27	1,000	1,165,940
Commonwealth of Massachusetts, Refunding RB, Series A, 5.00%, 6/01/38	500	563,035
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 1/01/32	1,120	1,215,189
5.00%, 1/01/37	1,000	1,077,540
Massachusetts Port Authority, RB, AMT:
Series A, 5.00%, 7/01/42	1,000	1,098,530
Series B, 5.00%, 7/01/45	1,750	1,974,420
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	1,000	1,142,190

		8,236,844
Total Municipal Bonds in Massachusetts		49,936,049

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.7%
Tobacco — 1.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	$95	$95,466
5.63%, 5/15/43	470	472,890
Total Municipal Bonds in Puerto Rico		568,356
Total Municipal Bonds — 152.5%		50,504,405

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Massachusetts — 6.7%
State — 6.7%
Commonwealth of Massachusetts, GO:
Series A, 5.00%, 3/01/46	1,001	1,157,910
Series G, 4.00%, 9/01/42	1,005	1,067,421
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.7%		2,225,331
Total Long-Term Investments (Cost — $48,658,843) — 159.2%		52,729,736

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (d)(e)	844,109	$844,362
Total Short-Term Securities (Cost — $844,401) — 2.6%		844,362
Total Investments (Cost — $49,503,244) — 161.8%		53,574,098
Liabilities in Excess of Other Assets — (1.8)%		(607,098)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.3)%		(1,427,195)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (55.7)%		(18,424,441)

Net Assets Applicable to Common Shares — 100.0%		$33,115,364

Notes to Schedule of Investments

(a)	When-issued security.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	Annualized 7-day yield as of period end.

(e)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Depreciation
BlackRock Liquidity Funds, MuniCash, Institutional Class	125,958	718,151	844,109	$844,362	$2,049	$256	$(39)
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(7)	December 2017	$830	$(1,462)
10-Year U.S. Treasury Note	(11)	December 2017	1,397	(1,887)
Long U.S. Treasury Bond	(8)	December 2017	1,249	(6,552)
Ultra Long U.S. Treasury Bond	(3)	December 2017	507	(2,568)
Total				$(12,469)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	27

Schedule of Investments (concluded)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$12,469	—	$12,469

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$64,318	—	$64,318

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(15,983)	—	$(15,983)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,806,559

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$52,729,736	—	$52,729,736
Short-Term Securities	$844,362	—	—	844,362

Total	$844,362	$52,729,736	—	$53,574,098

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(12,469)	—	—	$(12,469)
[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(1,420,858)	—	$(1,420,858)
VRDP Shares at Liquidation Value	—	(18,500,000)	—	(18,500,000)

Total	—	$(19,920,858)	—	$(19,920,858)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments August 31, 2017	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 135.0%
Corporate — 2.3%
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	$820	$877,605
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	2,250	2,769,885
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,500	7,030,045

		10,677,535
County/City/Special District/School District — 20.7%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	1,380	1,560,614
City of New York New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 8/01/32	490	567,253
Fiscal 2014, Series E, 5.00%, 8/01/32	2,000	2,345,380
Series E, 5.50%, 8/01/25	5,500	6,804,325
Series E, 5.00%, 8/01/30	2,000	2,326,720
City of New York New York, GO:
Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	945	1,111,084
Series A-1, 5.00%, 8/01/35	2,350	2,649,037
Sub-Series D-1, 5.00%, 10/01/33	4,175	4,746,724
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (a):
0.00%, 11/15/46	3,000	961,590
(AGM), 0.00%, 11/15/55	2,485	542,649
(AGM), 0.00%, 11/15/56	3,765	789,370
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	5,000	5,789,350
5.00%, 11/15/45	12,215	14,075,711
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (a)	1,380	623,981
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	800	856,688
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	3,500	3,508,330
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,150	6,247,539
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,200	2,233,616
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,500	9,557,760
County of Erie Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D (c):
5.00%, 9/01/35	275	332,604
5.00%, 9/01/36	245	295,602
5.00%, 9/01/37	275	330,996
5.00%, 9/01/38	420	504,302
5.00%, 9/01/39	335	401,266
County of Nassau New York, GO:
Series A, 5.00%, 1/15/31	1,400	1,662,458
Series B, 5.00%, 10/01/30	1,150	1,371,226
Refunding Series B, 5.00%, 4/01/32	1,980	2,347,528

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 2/15/45	$3,200	$3,752,224
Fiscal 2017, 5.00%, 2/15/42	4,145	4,875,308
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,710	1,942,680
4 World Trade Center Project, 5.00%, 11/15/44	4,000	4,466,160
4 World Trade Center Project, 5.75%, 11/15/51	1,755	2,043,031
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	885	954,641
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,430	3,860,053

		96,437,800
Education — 26.3%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/30	250	284,328
5.00%, 12/01/32	100	113,778
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	4,975	5,218,775
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 6/01/43	450	513,459
Manhattan College Project, 4.00%, 8/01/42	525	551,318
Manhattan College Project, 5.00%, 8/01/47	750	862,950
New York Law School Project, 5.00%, 7/01/41	930	1,034,300
City of New York Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	117,559
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	1,775	2,065,425
American Museum of Natural History, 5.00%, 7/01/41	750	848,955
Carnegie Hall, 4.75%, 12/01/39	3,150	3,369,114
Carnegie Hall, 5.00%, 12/01/39	1,850	1,993,153
Wildlife Conservation Society, 5.00%, 8/01/42	2,840	3,244,956
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,535	6,084,293
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 5/01/31	1,000	1,139,050
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 5/01/28	2,250	2,708,595
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,000	1,115,680
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	985	1,161,758
4.00%, 7/01/46	1,865	1,968,992

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	29

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 7/01/40	$685	$798,696
5.00%, 7/01/43	2,480	2,880,222
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project:
Series A, 5.00%, 7/01/38	1,240	1,417,382
Series A, 4.00%, 7/01/39	350	377,048
Series B, 3.63%, 7/01/36	1,140	1,194,663
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	1,135	1,298,361
5.00%, 12/01/36	1,100	1,248,555
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	715	763,263
5.00%, 7/01/42	445	472,795
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	300	346,284
5.38%, 9/01/41	125	141,861
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	558,720
5.25%, 7/01/36	700	775,859
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	500	551,145
Dobbs Ferry Local Development Corp., RB, Mercy College Project, 5.00%, 7/01/39	750	852,945
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	1,000	1,371,840
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	1,770	2,011,570
Fordham University, Series A, 5.00%, 7/01/28	175	200,263
Fordham University, Series A, 5.50%, 7/01/36	1,375	1,579,957
General Purpose, Series A, 5.00%, 2/15/36	4,500	5,187,195
New School (AGM), 5.50%, 7/01/20 (b)	3,265	3,672,439
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (b)	1,000	1,076,450
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	3,500	4,812,955
New York University, Series B, 5.00%, 7/01/19 (b)	400	429,672
New York University, Series B, 5.00%, 7/01/42	3,000	3,387,480
New York University, Series C, 5.00%, 7/01/18 (b)	2,000	2,070,800
Siena College, 5.13%, 7/01/19 (b)	1,345	1,447,825
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	750	826,718
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	1,500	1,645,950
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,500	1,678,485

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	$1,000	$1,166,640
Barnard College, Series A, 5.00%, 7/01/34	900	1,040,427
Barnard College, Series A, 4.00%, 7/01/37	510	539,866
Barnard College, Series A, 5.00%, 7/01/43	1,500	1,712,490
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,104,350
Fordham University, 5.00%, 7/01/44	1,900	2,159,521
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,030	1,173,592
New York University, Series A, 5.00%, 7/01/31	3,000	3,457,440
New York University, Series A, 5.00%, 7/01/37	4,180	4,769,380
Pratt Institute, 5.00%, 7/01/46	800	914,640
Rochester Institute of Technology, 4.00%, 7/01/31	1,300	1,398,046
Rochester Institute of Technology, 5.00%, 7/01/42	750	838,463
St. John’s University, Series A, 5.00%, 7/01/37	2,005	2,299,595
State University Dormitory Facilities, Series A, 5.25%, 7/01/31	4,755	5,653,647
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	6,435	7,627,663
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,682,448
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,435	1,691,162
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	440	516,490
State University Dormitory Facilities, Series B, 5.00%, 7/01/32	500	588,410
State University Dormitory Facilities, Series B, 5.00%, 7/01/33	860	1,008,058
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 7/01/47	1,030	1,193,461

		122,009,625
Health — 9.6%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,800	1,932,966
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/34	500	550,015
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	745	688,082
4.00%, 7/01/41	785	817,601
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	500	513,215
5.00%, 12/01/46	800	900,816
Series A, 5.00%, 12/01/37	1,180	1,297,410
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,925	6,683,815
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	460	511,037

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	$1,340	$1,462,838
State of New York Dormitory Authority, RB:
Health System, Series B (AGM), 5.00%, 8/15/18 (b)	3,480	3,620,731
Health System, Series B (AGM), 5.00%, 2/15/33	1,020	1,058,362
Healthcare, Series A, 5.00%, 3/15/19 (b)	2,250	2,392,808
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (b)	2,680	3,033,090
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (b)	1,800	2,049,696
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (b)	1,825	1,963,226
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,000	1,059,840
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	685	725,990
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A:
5.00%, 5/01/32	2,645	3,077,590
5.00%, 5/01/32	2,000	2,217,040
5.25%, 5/01/34	7,375	8,229,246

		44,785,414
Housing — 3.8%
City of New York New York Housing Development Corp., RB, M/F Housing:
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	6,505	7,353,252
Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	1,375	1,523,431
Series A-1-A, AMT, 5.00%, 11/01/30	750	756,713
Series A-1-A, AMT, 5.45%, 11/01/46	1,335	1,353,970
Series H-2-A, AMT, 5.20%, 11/01/35	835	843,150
Series H-2-A, AMT, 5.35%, 5/01/41	600	609,666
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	1,075	1,129,180
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 4/01/37	2,000	2,005,620
State of New York HFA, RB, M/F Housing:
Affordable Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	845	884,047
St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,000	1,000,720

		17,459,749
State — 18.3%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,510	1,527,108
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,158,120
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,184,140
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,326,188

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	$1,220	$1,458,205
Series S-2, 5.00%, 7/15/35	1,220	1,458,205
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	950	1,100,803
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,986,460
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	1,455	1,724,510
Series A-2, 5.00%, 8/01/39	2,090	2,481,708
Sub Series A-3, 5.00%, 8/01/41	4,505	5,332,208
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,468,382
Sub-Series E-1, 5.00%, 2/01/30	1,000	1,205,160
Sub-Series F-1, 5.00%, 5/01/38	3,455	4,097,906
Sub-Series F-1, 5.00%, 5/01/39	4,300	5,088,147
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,145	1,371,641
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19 (b)	2,500	2,726,900
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,725,080
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/32	2,070	2,327,425
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 2/15/42	7,500	8,766,525
General Purpose, Series B, 5.00%, 3/15/37	3,000	3,434,910
General Purpose, Series B, 5.00%, 3/15/42	4,600	5,170,354
Master BOCES Program Lease (AGC), 5.00%, 8/15/19 (b)	250	270,115
Sales Tax, Series A, 5.00%, 3/15/43	3,580	4,225,438
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/17 (b)	2,500	2,508,975
Series B, 5.00%, 3/15/37	1,500	1,773,945
State Personal Income Tax, Series A, 5.00%, 2/15/43	495	560,979
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18 (b)	5,000	5,229,950
State of New York Thruway Authority, RB, 2nd General Highway & Bridge Trust, Series B, 5.00%, 10/01/17 (b)	1,000	1,003,590
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/32	2,000	2,342,840

		85,035,917
Tobacco — 2.3%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 6/01/41	400	427,344
Series A-2B, 5.00%, 6/01/51	765	787,560
Series B, 5.00%, 6/01/45	1,500	1,583,085
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	1,875	1,888,218
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,495	1,684,327
5.25%, 5/15/40	1,500	1,673,640

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	31

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Tobacco (continued)
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	$2,510	$2,513,489

		10,557,663
Transportation — 36.8%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 1/01/47	1,295	1,512,469
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	3,500	4,124,225
Series A, 5.00%, 11/15/27	1,000	1,156,820
Series A, 5.00%, 11/15/30	3,000	3,512,280
Series A-1, 5.25%, 11/15/33	1,620	1,932,028
Series A-1, 5.25%, 11/15/34	1,620	1,926,812
Series B, 5.25%, 11/15/44	1,000	1,176,190
Series C, 6.50%, 11/15/28	1,155	1,234,961
Series D, 5.25%, 11/15/41	2,000	2,288,820
Series E, 5.00%, 11/15/38	8,750	10,174,675
Series E, 5.00%, 11/15/43	1,000	1,156,530
Sub-Series B, 5.00%, 11/15/25	1,000	1,199,350
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	2,500	2,755,275
Green Bonds, Series A-1, 5.25%, 11/15/56	1,830	2,146,187
Series D, 5.00%, 11/15/30	885	1,033,981
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,410	6,122,064
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	11,500	13,094,475
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/46	7,625	8,397,184
5.25%, 1/01/50	8,570	9,529,669
(AGM), 4.00%, 7/01/41	1,250	1,297,662
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	695	716,510
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,758,900
Consolidated, 183rd Series, 4.00%, 6/15/44	1,500	1,581,075
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.90%, 12/01/17	2,055	2,073,947
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	19,725	19,956,177
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,000	1,127,740
179th Series, 5.00%, 12/01/38	1,390	1,617,821
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	285	294,029
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	829,470
Consolidated, 189th Series, 5.00%, 5/01/45	1,305	1,499,863
Consolidated, 195th Series, AMT, 5.00%, 4/01/36	1,400	1,629,614

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued):
Consolidated, 200th Series, 5.00%, 4/15/57	$1,000	$1,160,480
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	2,375	2,758,349
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	3,880	4,540,803
State of New York Thruway Authority, Refunding RB, General:
Series H (AGM), 5.00%, 1/01/37	8,500	8,612,115
Series I, 5.00%, 1/01/37	4,245	4,823,933
Series I, 5.00%, 1/01/42	4,270	4,793,417
Series J, 5.00%, 1/01/41	5,000	5,631,050
Series K, 5.00%, 1/01/29	1,750	2,089,272
Series K, 5.00%, 1/01/31	1,000	1,179,000
Series K, 5.00%, 1/01/32	1,000	1,175,310
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	940	1,098,888
5.00%, 11/15/45	820	952,709
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (a)	7,670	4,897,525
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,144,000
General, Series A, 5.00%, 11/15/41	5,000	5,861,300
General, Series A, 5.25%, 11/15/45	1,280	1,506,624
General, Series A, 5.00%, 11/15/50	3,000	3,441,030
General, Series C, 5.00%, 11/15/18 (b)	855	898,682
General, Series C, 5.00%, 11/15/38	530	555,127
Sub-Series A, 5.00%, 11/15/28	2,500	2,909,600
Sub-Series A, 5.00%, 11/15/29	875	1,011,701

		170,897,718
Utilities — 14.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 6/15/47	2,455	2,954,985
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 6/15/31	1,500	1,658,625
Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,105,750
Fiscal 2011, Series GG, 5.00%, 6/15/43	2,070	2,313,867
Fiscal 2015, Series HH, 5.00%, 6/15/39	2,250	2,630,183
Series DD, 5.00%, 6/15/32	3,750	3,872,288
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 6/15/47	3,785	4,428,034
Long Island Power Authority, RB, General, Electric Systems, Series A (AGM), 5.00%, 5/01/36	2,375	2,645,251
Long Island Power Authority, Refunding RB, Electric Systems:
General, Series A (AGC), 6.00%, 5/01/19 (b)	1,500	1,626,510
Series A (AGC), 5.75%, 4/01/39	1,000	1,071,100
Series B, 5.00%, 9/01/41	475	554,339
Series B, 5.00%, 9/01/46	2,195	2,539,022
State of New York Environmental Facilities Corp., RB, Series B, Revolving Funds, Green Bonds, 5.00%, 9/15/40	3,170	3,716,191

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
State of New York Environmental Facilities Corp., Refunding RB:
Series A, 5.00%, 6/15/40	$1,545	$1,819,160
Series A, 5.00%, 6/15/45	7,935	9,214,995
SRF, New York City Municipal Water, Series B, 5.00%, 6/15/36	3,200	3,638,720
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,911,762
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	1,415	1,457,691
Series E, 5.00%, 12/15/41	15,490	18,043,681
Western Nassau County Water Authority, RB, Series A, 5.00%, 4/01/40	1,065	1,209,254

		69,411,408
Total Municipal Bonds in New York		627,272,829

Guam — 0.3%
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,175	1,286,707

Puerto Rico — 0.7%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,300	3,444,573
Total Municipal Bonds — 136.0%		632,004,109

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 29.7%
County/City/Special District/School District — 6.2%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/29	2,000	2,438,320
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 2/15/19 (b)(e)	636	681,105
Sub-Series C-3 (AGC), 5.75%, 8/15/28	9,364	10,028,095
Sub-Series I-1 5.00%, 3/01/36	2,500	2,867,975
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	2,500	2,973,225
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	5,999	6,932,892
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,982,238

		28,903,850
Education — 4.0%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	1,981	2,298,117
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A:
5.25%, 7/01/19 (b)	5,000	5,401,200
5.00%, 7/01/35	4,448	5,014,374

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 7/01/18 (b)	$5,498	$5,693,050

		18,406,741
State — 9.5%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,869,153
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,380	8,918,952
4.00%, 10/15/32	6,000	6,746,160
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/19 (b)	5,000	5,374,550
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	4,500	5,491,350
State of New York Dormitory Authority, RB:
General Purpose, Series C, 5.00%, 3/15/41	2,500	2,788,725
Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	5,458	5,671,400
Series A, 5.00%, 3/15/44	4,858	5,663,123
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 3/15/45	1,471	1,719,628

		44,243,041
Transportation — 5.3%
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/25	8,005	9,155,630
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,405	3,974,589
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	10,000	11,672,000

		24,802,219
Utilities — 4.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	921	958,169
5.75%, 6/15/40	3,081	3,204,542
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	7,151	8,117,455
Series FF-2, 5.50%, 6/15/40	2,400	2,594,592
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	601	639,973
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/36	3,003	3,576,663
Series B, 4.00%, 12/15/35	2,600	2,854,253

		21,945,647
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.7%		138,301,498
Total Long-Term Investments (Cost — $721,385,649) — 165.7%		770,305,607

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	33

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (f)(g)	3,259,019	$3,259,997
Total Short-Term Securities (Cost — $3,260,047) — 0.7%		3,259,997
Total Investments (Cost — $724,645,696) — 166.4%		773,565,604
Other Assets Less Liabilities — 1.0%		4,654,169
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.1)%		(70,170,287)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (52.3)%		(243,231,842)

Net Assets Applicable to Common Shares — 100.0%		$464,817,644

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between September 6, 2018 to February 15, 2019, is $8,472,762. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)	During the year ended August 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Depreciation
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,404,267	(2,145,248)	3,259,019	$3,259,997	$23,725	$5,734	$(50)
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(95)	December 2017	$11,258	$(25,590)
10-Year U.S. Treasury Note	(156)	December 2017	19,810	(40,744)
Long U.S. Treasury Bond	(126)	December 2017	19,668	(125,746)
Ultra Long U.S. Treasury Bond	(39)	December 2017	6,593	(42,227)
Total				$(234,307)

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation	—	—	—	—	$234,307	—	$234,307

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$1,060,641	—	$1,060,641

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(285,161)	—	$(285,161)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$483,750	[1]
Average notional value of contracts — short	$54,556,469
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$770,305,607	—	$770,305,607
Short-Term Securities	$3,259,997	—	—	3,259,997

Total	$3,259,997	$770,305,607	—	$773,565,604

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(234,307)	—	—	$(234,307)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(70,007,186)	—	$(70,007,186)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

Total	—	$(313,607,186)	—	$(313,607,186)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	35

Schedule of Investments August 31, 2017	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 137.2%
Corporate — 10.1%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$560	$5,807
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	750	801,308
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	1,550	1,749,562
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 7/01/46	185	198,089
New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	500	539,525
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	395	430,301

		3,724,592
County/City/Special District/School District — 21.6%
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement, (BAM):
5.00%, 7/01/33	150	170,999
5.00%, 7/01/35	235	265,769
City of Margate New Jersey, GO, Refunding, Improvement (c):
5.00%, 1/15/21	230	260,638
5.00%, 1/15/21	110	124,653
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (d)	610	613,776
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	400	523,560
5.50%, 10/01/29	790	1,040,430
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	800	839,448
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	235	268,748
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	440	538,393
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	180	203,657
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	265	303,422
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	115	133,713
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	2,652,525

		7,939,731
Education — 25.7%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 7/01/46	200	208,616
New Jersey EDA, RB:
Hatikvah International Academy Charter School Project, Series A, 5.25%, 7/01/37 (d)	130	129,357
Hatikvah International Academy Charter School Project, Series A, 5.38%, 7/01/47 (d)	125	123,806
Leap Academy Charter School, Series A, 6.00%, 10/01/34	100	102,014
School Facilities Construction (AGC), 5.50%, 12/15/18 (c)	350	371,182
School Facilities Construction (AGC), 5.50%, 12/15/34	5	5,244

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey EDA, RB (continued):
Team Academy Charter School Project, 6.00%, 10/01/33	$455	$510,997
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A, 5.63%, 8/01/34 (d)	215	213,252
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	500	537,850
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/35	175	182,539
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (c)	690	714,191
College of New Jersey, Series F, 4.00%, 7/01/35	125	131,457
Georgian Court University, Series D, 5.00%, 7/01/33	150	150,258
Kean University, Series A, 5.50%, 9/01/36	700	753,431
Montclair State University, Series A, 5.00%, 7/01/44	1,600	1,797,376
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	210	228,417
Ramapo College, Series B, 5.00%, 7/01/42	85	93,375
Seton Hall University, Series D, 5.00%, 7/01/38	105	117,529
Stevens Institute of Technology, Series A, 5.00%, 7/01/42	100	114,715
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, Series 1A, AMT, 5.00%, 12/01/22	915	1,046,998
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	400	439,304
Series 1A, 5.00%, 12/01/25	95	101,420
Series 1A, 5.00%, 12/01/26	70	74,627
Series 1A, 5.25%, 12/01/32	300	319,218
Student Loan, Series 1A, 5.13%, 12/01/27	170	181,614
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/40	500	568,955
5.00%, 7/01/45	220	249,027

		9,466,769
Health — 10.7%
New Jersey Health Care Facilities Financing Authority, RB:
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	390	400,284
Inspira Health Obligated Group, 5.00%, 7/01/42	180	206,651
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/18 (c)	235	243,159
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	230	266,416
Virtua Health, Series A (AGC), 5.50%, 7/01/38	400	430,180
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (c)	610	723,905
Princeton Healthcare System, 5.00%, 7/01/39	250	283,142
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 7/01/43	235	244,760
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	310	352,374
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (c)	180	210,267
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21 (c)	505	589,916

		3,951,054

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Housing — 2.1%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	$370	$384,589
S/F Housing, Series AA, 6.38%, 10/01/28	30	30,142
S/F Housing, Series AA, 6.50%, 10/01/38	5	5,024
S/F Housing, Series CC, 5.00%, 10/01/34	225	235,249
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series D, AMT, 4.25%, 11/01/37	120	123,593

		778,597
State — 22.4%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	870	908,454
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/27 (e)	4,000	2,945,280
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	500	587,160
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/28	255	274,385
Cigarette Tax, 5.00%, 6/15/29	500	535,700
Cigarette Tax (AGM), 5.00%, 6/15/22	750	854,385
School Facilities Construction, Series AA, 5.50%, 6/15/19 (c)	335	363,036
School Facilities Construction, Series AA, 5.50%, 12/15/29	165	172,802
School Facilities Construction, Series GG, 5.25%, 9/01/27	1,295	1,379,149
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/19 (c)	200	215,330

		8,235,681
Tobacco — 1.7%
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Asset-Backed, Tobacco Settlement, Series 1A, 5.00%, 6/01/41	650	628,121
Transportation — 41.8%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	250	270,165
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	1,360	1,518,467
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/35	125	147,220
Series A, 5.00%, 1/01/38	1,175	1,330,241
Series A, 5.00%, 1/01/43	500	563,120
Series E, 5.25%, 1/01/19 (c)	370	391,737
Series E, 5.00%, 1/01/45	720	826,380
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/40	770	906,683
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	1,250	687,375
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/30	125	137,459
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 6/15/30	805	823,781
Transportation Program, Series AA, 5.00%, 6/15/38	705	753,863
Transportation Program, Series AA, 5.25%, 6/15/41	480	523,138
Transportation System, 6.00%, 12/15/38	325	341,279
Transportation System, Series A, 6.00%, 6/15/35	1,275	1,414,829
Transportation System, Series A, 5.88%, 12/15/38	555	580,108
Transportation System, Series A, 5.50%, 6/15/41	830	883,527

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation System, Series A (AGC), 5.63%, 12/15/28	$200	$212,302
Transportation System, Series AA, 5.50%, 6/15/39	425	464,742
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	450	503,482
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
166th Series, 5.25%, 7/15/36	500	564,005
172nd Series, AMT, 5.00%, 10/01/34	1,000	1,127,010
206th Series, AMT, 5.00%, 11/15/42	170	197,440
206th Series, AMT, 5.00%, 11/15/47	190	219,568

		15,387,921
Utilities — 1.1%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	650	390,507
Total Municipal Bonds in New Jersey		50,502,973

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	210	211,029
5.63%, 5/15/43	200	201,231
Total Municipal Bonds in Puerto Rico		412,260
Total Municipal Bonds — 138.3%		50,915,233

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 31.0%
County/City/Special District/School District — 8.6%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	340	396,290
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	1,780	1,991,945
County of Union New Jersey Utilities Authority, Refunding RB, County Deficiency Agreement, Series A, 5.00%, 6/15/41	690	771,289

		3,159,524
Education — 5.9%
Rutgers — The State University of New Jersey, Refunding RB:
Series F, 5.00%, 5/01/19 (c)	991	1,059,300
Series L, 5.00%, 5/01/43	990	1,125,026

		2,184,326
Health — 2.8%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 7/01/47	999	1,027,610
State — 2.9%
New Jersey EDA, RB, School Facilities Construction (AGC) (c):
6.00%, 12/15/18	986	1,052,832

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	37

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey (continued)
State (continued)
New Jersey EDA, RB, School Facilities Construction (AGC) (c) (continued):
6.00%, 12/15/18	$14	$14,898

		1,067,730
Transportation — 10.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	600	606,264
Series B, 5.25%, 6/15/36 (g)	1,000	1,057,773
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,501	1,681,271

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	$630	$645,961

		3,991,269
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.0%		11,430,459
Total Investments (Cost — $58,217,779) — 169.3%		62,345,692
Liabilities in Excess of Other Assets — (2.1)%		(772,609)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.6)%		(6,129,015)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (50.6)%		(18,626,502)

Net Assets Applicable to Common Shares — 100.0%		$36,817,566

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default.

(b)	Non-income producing security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $776,985. See Note 4 of the Notes to Financial Statements for details.

•

During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	158,167	(158,167)	—	—	$1,434	$108	—
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(8)	December 2017	$948	$(1,818)
10-Year U.S. Treasury Note	(15)	December 2017	1,905	(3,554)
Long U.S. Treasury Bond	(10)	December 2017	1,561	(7,355)
Ultra Long U.S. Treasury Bond	(2)	December 2017	338	(2,543)
Total				$(15,270)

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$15,270	—	$15,270

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$85,066	—	$85,066

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(20,741)	—	$(20,741)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$4,394,356

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$62,345,692	—	$62,345,692

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(15,270)	—	—	$(15,270)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(6,115,531)	—	$(6,115,531)
VRDP Shares at Liquidation Value	—	(18,700,000)	—	(18,700,000)

Total	—	$(24,815,531)	—	$(24,815,531)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	39

Schedule of Investments August 31, 2017	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 135.0%
Corporate — 3.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$100	$107,679
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	690	738,473
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	100	103,791
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	250	307,765
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	375	375,765

		1,633,473
County/City/Special District/School District — 34.0%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	205	231,830
City of New York New York, GO, Refunding, Series J, 5.00%, 8/01/32	1,000	1,169,630
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	518,565
Series D, 5.38%, 6/01/32	15	15,057
Series G-1, 6.25%, 12/15/31	5	5,344
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	245	288,059
Sub-Series G-1, 6.25%, 12/15/18 (b)	245	262,221
Sub-Series G-1, 5.00%, 4/01/29	250	290,545
Sub-Series I-1, 5.38%, 4/01/36	135	144,227
Refunding, Series E, 5.50%, 8/01/25	455	562,903
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55 (c)	500	109,185
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,000	1,157,870
5.00%, 11/15/45	670	772,061
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/41 (c)	4,155	1,725,488
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	500	199,070
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/43 (c)	2,000	763,140
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	950	334,352
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	107,086
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	325	330,155
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	175	177,776
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	175	176,064
County of Erie Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D (d):
5.00%, 9/01/35	25	30,237
5.00%, 9/01/36	25	30,163
5.00%, 9/01/37	25	30,091
5.00%, 9/01/38	40	48,029
5.00%, 9/01/39	35	41,923

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
County of Nassau New York, GO:
Series A, 5.00%, 1/15/31	$250	$296,868
Refunding Series B, 5.00%, 4/01/32	190	225,268
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 2/15/45	125	146,571
Fiscal 2017, 5.00%, 2/15/42	405	476,357
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,350	1,490,278
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	285	308,182
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	120	133,165
4 World Trade Center Project, 5.00%, 11/15/31	750	852,052
4 World Trade Center Project, 5.75%, 11/15/51	340	395,801
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	320	345,181
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	500	562,690
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	520	568,204

		15,321,688
Education — 34.9%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	140	146,860
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	286,250
Ethical Culture Fieldston School Project, 5.00%, 6/01/32	450	524,659
Manhattan College Project, 5.00%, 8/01/35	120	140,676
New York Law School Project, 5.00%, 7/01/41	130	144,580
Packer Collegiate Institute Project, 5.00%, 6/01/40	310	351,887
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	250	262,900
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	110	127,998
Carnegie Hall, 4.75%, 12/01/39	400	427,824
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	610	670,536
Series B, 4.00%, 8/01/35	110	116,030
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/19 (b)	250	272,313
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 6/01/35	55	59,586
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/39	60	65,233

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	$100	$117,945
4.00%, 7/01/46	185	195,316
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project:
5.00%, 7/01/21 (b)	110	126,506
5.00%, 7/01/41	390	439,651
Series A, 5.00%, 7/01/21 (b)	500	575,025
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	120	137,166
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (b)	200	218,594
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	100	111,744
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 9/01/44	160	186,214
State of New York Dormitory Authority, RB:
5.00%, 3/15/30	500	612,345
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	340,944
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 7/01/31	245	315,428
New York University, Series B, 5.00%, 7/01/42	500	564,580
Series B, 5.75%, 3/15/19 (b)	300	322,473
State University Dormitory Facilities, Series A, 5.00%, 7/01/19 (b)	150	161,355
Teachers College, Series B, 5.00%, 7/01/42	750	836,287
Touro College & University System, Series A, 5.25%, 1/01/34	250	275,098
Touro College & University System, Series A, 5.50%, 1/01/39	500	554,830
University of Rochester, Series A, 5.13%, 7/01/19 (b)	185	199,143
University of Rochester, Series A, 5.75%, 7/01/19 (b)	150	163,167
University of Rochester, Series A, 5.13%, 7/01/39	30	32,126
University of Rochester, Series A, 5.75%, 7/01/39	25	26,954
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	100	115,603
Brooklyn Law School, 5.75%, 7/01/33	125	133,593
Cornell University, Series A, 5.00%, 7/01/40	150	165,653
Fordham University, 5.00%, 7/01/44	340	386,441
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	345	393,096
New York University, Series A, 5.00%, 7/01/37	445	507,745
New York University, Series A, 5.00%, 7/01/42	1,750	1,976,030
Skidmore College, Series A, 5.00%, 7/01/28	250	286,395
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	350	417,539
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	350	414,869
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	190	223,030
Teachers College, 5.50%, 3/01/19 (b)	350	374,041
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	105	119,601
Hofstra University Project, 5.00%, 7/01/47	100	115,870

		15,739,729

Municipal Bonds	Par (000)	Value
New York (continued)
Health — 16.2%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 7/01/35	$500	$562,755
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 7/01/30	350	388,731
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	140	140,150
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	100	102,643
5.00%, 12/01/46	160	180,163
Series A, 5.00%, 12/01/37	370	406,815
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	275	310,219
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/17 (b)	200	202,254
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	80	88,876
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,030	1,124,420
Series B, 6.00%, 11/01/20 (b)	175	202,225
Series B, 6.00%, 11/01/30	25	27,760
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	500	546,090
State of New York Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	5	5,202
Mental Health Services (AGM), 5.00%, 2/15/22	25	26,014
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/19 (b)	185	202,079
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (b)	220	248,985
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/19 (b)	500	539,930
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	302,453
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	315	348,245
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,108,520
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	250	264,817

		7,329,346
Housing — 5.5%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	735	830,844
5.00%, 7/01/33	250	276,987
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	525,200
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 5/01/40	135	155,790

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	41

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (continued)
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	$165	$172,199
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	495	498,594

		2,459,614
State — 6.6%
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	115	137,454
Series S-2, 5.00%, 7/15/35	115	137,454
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series B-1, 5.00%, 11/01/35	200	235,084
Sub-Series F-1, 5.00%, 5/01/38	325	385,476
Sub-Series F-1, 5.00%, 5/01/39	405	479,232
State of New York, GO, Series A, 5.00%, 2/15/39	250	264,728
State of New York Dormitory Authority, RB, General Purpose, Series A, 5.00%, 2/15/42	500	584,435
State of New York Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 2/15/38	370	437,880
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	250	293,605

		2,955,348
Tobacco — 3.6%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	200	205,674
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 6/01/51	400	374,924
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 6/01/51	340	350,027
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	75	75,529
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	170	189,679
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 6/01/42	250	250,347
5.13%, 6/01/51	200	199,250

		1,645,430
Transportation — 21.9%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 1/01/42	120	140,794
County of Albany Airport Authority, Refunding RB, AMT, Series B:
4.00%, 12/15/34	235	244,461
4.00%, 12/15/35	120	124,226
Metropolitan Transportation Authority, RB:
Series A, 5.63%, 11/15/18 (b)	45	47,636
Series C, 6.50%, 11/15/28	130	139,000
Series D, 5.25%, 11/15/41	1,000	1,144,410
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	200	220,422
Series D, 5.25%, 11/15/30	250	300,850
Series D, 5.25%, 11/15/31	250	300,095
Series D, 5.25%, 11/15/32	170	203,403
Series F, 5.00%, 11/15/30	500	584,170

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	$450	$509,229
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.25%, 1/01/50	165	183,477
(AGM), 4.00%, 7/01/41	150	155,720
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/31	690	737,120
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	500	559,425
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	150	174,585
Consolidated, 195th Series, AMT, 5.00%, 4/01/36	250	291,002
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	225	261,317
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	270	305,815
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	490	573,452
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 4/01/32	1,000	1,153,500
Series I, 5.00%, 1/01/37	440	500,007
Series I, 5.00%, 1/01/42	140	157,161
Series J, 5.00%, 1/01/41	250	281,553
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	140	163,664
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	170	106,592
General, Series A, 5.25%, 11/15/45	275	323,689

		9,886,775
Utilities — 8.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 6/15/47	120	144,439
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	250	292,242
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 6/15/47	135	157,935
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	225	250,603
Series C (CIFG), 5.25%, 9/01/29	500	622,575
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 4/01/19 (b)	100	107,231
Series B, 5.00%, 9/01/41	50	58,352
Series B, 5.00%, 9/01/46	255	294,966
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	677,154

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	$1,115	$1,298,819

		3,904,316
Total Municipal Bonds in New York		60,875,719

Puerto Rico — 1.1%
Tobacco — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	500	503,075
Total Municipal Bonds — 136.1%		61,378,794

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 25.5%
County/City/Special District/School District — 7.5%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	250	286,798
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	300	356,787
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	700	808,837
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	630	717,328
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	1,050	1,199,751

		3,369,501
State — 3.9%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	500	528,665
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	934,576
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	308,175

		1,771,416
Transportation — 3.7%
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	360	420,221

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Transportation (continued)
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	$600	$686,982
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	500	583,600

		1,690,803
Utilities — 10.4%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	93	96,893
5.75%, 6/15/40	312	324,055
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	990	1,123,769
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,500	1,686,786
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	511	543,977
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/36	496	590,149
Series B, 4.00%, 12/15/35	280	307,381

		4,673,010
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.5%		11,504,730
Total Long-Term Investments (Cost — $66,557,925) — 161.6%		72,883,524

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (g)(h)	225,260	225,328
Total Short-Term Securities (Cost — $225,328) — 0.5%		225,328
Total Investments (Cost — $66,783,253) — 162.1%		73,108,852
Other Assets Less Liabilities — 1.2%		534,079
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.5)%		(6,537,174)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (48.8)%		(21,992,568)

Net Assets Applicable to Common Shares — 100.0%		$45,113,189

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $370,682. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	43

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

(h)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	147,313	77,947	225,260	$225,328	$2,747	$117	—
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(12)	December 2017	$1,524	$(3,653)
5-Year U.S. Treasury Note	(11)	December 2017	1,304	(2,887)
Long U.S. Treasury Bond	(10)	December 2017	1,561	(10,696)
Ultra Long U.S. Treasury Bond	(6)	December 2017	1,014	(6,382)
Total				$(23,618)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$23,618	—	$23,618

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$122,140	—	$122,140

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(25,557)	—	$(25,557)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$5,456,645

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Trust (BQH)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$72,883,524	—	$72,883,524
Short-Term Securities	$225,328	—	—	225,328

Total	$225,328	$72,883,524	—	$73,108,852

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(23,618)	—	—	$(23,618)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(6,521,464)	—	$(6,521,464)
VRDP Shares at Liquidation Value	—	(22,100,000)	—	(22,100,000)

Total	—	$(28,621,464)	—	$(28,621,464)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	45

Schedule of Investments August 31, 2017	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 119.6%
County/City/Special District/School District — 15.2%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	$205	$231,831
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/30	1,000	1,163,360
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	200	225,450
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	440	517,330
Refunding, Series E, 5.50%, 8/01/25	830	1,026,835
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55 (a)	1,000	218,370
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,100	1,273,657
5.00%, 11/15/45	1,250	1,440,413
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/39 (a)	1,000	452,160
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	160,629
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D (c):
5.00%, 9/01/35	60	72,568
5.00%, 9/01/36	50	60,327
5.00%, 9/01/37	60	72,217
5.00%, 9/01/38	90	108,065
5.00%, 9/01/39	70	83,847
County of Nassau New York, GO, Refunding Series B, 5.00%, 4/01/32	420	497,960
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	240	278,736
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21 (b)	600	695,340
5.75%, 2/15/47	400	460,232
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 2/15/45	465	545,245
Fiscal 2017, 5.00%, 2/15/42	875	1,029,166
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,136,070
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,395,675
4 World Trade Center Project, 5.75%, 11/15/51	545	634,445
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,100	1,186,559

		14,966,487
Education — 36.3%
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	286,250
Ethical Culture Fieldston School Project, 5.00%, 6/01/33	300	348,402
Ethical Culture Fieldston School Project, 5.00%, 6/01/35	350	403,560

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Build NYC Resource Corp., Refunding RB (continued):
Manhattan College Project, 5.00%, 8/01/35	$260	$304,798
Manhattan College Project, 5.00%, 8/01/47	200	230,120
New York Law School Project, 5.00%, 7/01/41	130	144,579
Packer Collegiate Institute Project, 5.00%, 6/01/40	690	783,233
City of New York Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/33	175	198,989
4.00%, 12/01/34	130	138,934
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	440	511,993
American Museum of Natural History, Series A, 5.00%, 7/01/41	500	565,970
Museum of Modern Art, Series 1A, 5.00%, 10/01/18 (b)	700	732,193
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	410	468,462
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	1,645	1,808,250
Series B, 4.00%, 8/01/35	230	242,609
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 5/01/31	200	227,810
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 5/01/28	750	902,865
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	195	229,993
4.00%, 7/01/46	375	395,910
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	1,500	1,659,285
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/21 (b)	500	575,025
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	400	457,220
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	180	192,150
5.00%, 7/01/42	115	122,183
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	500	564,335
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	250	279,360
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	1,000	1,102,290
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,137,260
5.00%, 7/01/44	500	566,635

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, RB:
5.00%, 3/15/30	$1,000	$1,224,690
Columbia University, Series A-2, 5.00%, 10/01/46	250	342,960
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	340,944
Fordham University, Series A, 5.00%, 7/01/28	500	572,180
New School (AGM), 5.50%, 7/01/20 (b)	350	393,676
New York University, Series B, 5.00%, 7/01/37	500	570,500
New York University, Series C, 5.00%, 7/01/18 (b)	1,000	1,035,400
Rochester Institute of Technology, 5.00%, 7/01/40	550	602,871
Series B, 5.75%, 3/15/19 (b)	600	644,946
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	600	658,380
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	1,000	1,118,990
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	200	231,206
Barnard College, Series A, 5.00%, 7/01/43	2,960	3,379,313
Cornell University, Series A, 5.00%, 7/01/40	250	276,087
Fordham University, 5.00%, 7/01/44	640	727,418
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,380	1,572,386
New York University, Series A, 5.00%, 7/01/37	745	850,045
Pratt Institute, Series A, 5.00%, 7/01/44	500	556,450
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,500	1,789,455
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	600	711,204
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	450	508,122
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	375	440,190
State University Dormitory Facilities, Series B, 5.00%, 7/01/32	545	641,367
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	310	353,109
Adelphi University Project, 5.00%, 10/01/35	310	352,045
Hofstra University Project, 5.00%, 7/01/47	100	115,870

		35,590,467
Health — 11.3%
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic System Obligation, 5.25%, 7/01/35	500	562,755
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/30	500	552,345
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	205,286
5.00%, 12/01/46	320	360,326
Series A, 5.00%, 12/01/37	850	934,575
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	725	817,851

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	$150	$166,643
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	895	977,045
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 2/15/42	500	584,435
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	5	5,202
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	5	5,202
Mental Health Services (AGM), 5.00%, 2/15/22	80	83,244
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (b)	5	5,202
New York University Hospitals Center, Series A, 6.00%, 7/01/20 (b)	250	284,680
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	500	529,920
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A:
5.00%, 5/01/32	750	831,390
5.25%, 5/01/34	1,840	2,053,127
5.00%, 5/01/41	750	821,902
5.00%, 5/01/43	1,140	1,291,734

		11,072,864
Housing — 3.9%
City of New York New York Housing Development Corp., RB, M/F Housing, Series B1:
Fund Grant Program, New York City Housing Authority Program, 5.25%, 7/01/32	915	1,034,316
Fund Grant Program, New York City Housing Authority Program, 5.00%, 7/01/33	400	443,180
5.25%, 7/01/30	750	868,118
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	525,200
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 5/01/40	445	513,530
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	330	344,398
Affordable M/F Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	110	115,083

		3,843,825
State — 15.8%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	1,000	1,061,380
City of New York New York Transitional Finance Authority, Refunding BARB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	250	298,813
Series S-2, 5.00%, 7/15/35	250	298,813
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series B-1, 5.00%, 11/01/35	425	499,554
Sub-Series F-1, 5.00%, 5/01/38	705	836,186
Sub-Series F-1, 5.00%, 5/01/39	875	1,035,379

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	47

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Municipal Bonds	Par (000)	Value
New York (continued)
State (continued)
City of New York New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	$590	$706,785
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19 (b)	540	589,010
Sub-Series B-1, 5.00%, 11/15/31	750	885,952
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/31	750	906,397
State of New York Dormitory Authority, RB, General Purpose, Series B:
5.00%, 3/15/37	1,000	1,144,970
5.00%, 3/15/42	1,400	1,573,586
Sales Tax, Series A, 5.00%, 3/15/37	150	179,538
Sales Tax, Series A, 5.00%, 3/15/42	440	520,133
Sales Tax, Series A, 5.00%, 3/15/43	1,830	2,159,931
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18 (b)	1,000	1,045,990
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	500	587,210
5.00%, 3/15/32	1,000	1,171,420

		15,501,047
Tobacco — 1.2%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A-2B, 5.00%, 6/01/51	270	277,962
Series B, 5.00%, 6/01/45	300	316,617
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	290	323,571
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	295	295,410

		1,213,560
Transportation — 22.2%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 1/01/42	265	310,919
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	575	665,172
Series A-1, 5.25%, 11/15/34	270	321,135
Series C, 6.50%, 11/15/28	145	155,038
Series D, 5.25%, 11/15/41	2,000	2,288,820
Series E, 5.00%, 11/15/38	650	755,833
Metropolitan Transportation Authority, Refunding RB:
Green Bond, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	551,055
Series D, 5.25%, 11/15/31	750	900,285
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	1,345	1,522,029
5.00%, 11/15/51	115	126,693
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	245	285,156
Consolidated, 189th Series, 5.00%, 5/01/45	860	988,415
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	490	573,452

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 4/01/32	$250	$288,375
Series H (AGM), 5.00%, 1/01/37	4,000	4,052,760
Series I, 5.00%, 1/01/37	1,325	1,505,703
Series I, 5.00%, 1/01/42	425	477,097
Series K, 5.00%, 1/01/32	750	881,482
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	280	327,328
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32 (a)	635	405,467
General, Remarketing, Series A, 5.00%, 11/15/34	1,000	1,155,220
General, Series A, 5.25%, 11/15/45	370	435,509
General, Series C, 5.00%, 11/15/18 (b)	615	646,420
General, Series C, 5.00%, 11/15/38	385	403,253
Sub-Series A, 5.00%, 11/15/29	1,485	1,717,002

		21,739,618
Utilities — 13.7%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,133,730
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,168,970
Series DD, 5.00%, 6/15/32	1,100	1,135,871
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	556,895
Series C (CIFG), 5.25%, 9/01/29	1,000	1,245,150
Long Island Power Authority, Refunding RB:
Electric System, Series B, 5.00%, 9/01/41	110	128,373
Electric System, Series B, 5.00%, 9/01/46	495	572,581
Electric Systems, Series A (AGC), 5.75%, 4/01/39	1,690	1,810,159
General, Electric Systems, Series A (AGC), 6.00%, 5/01/19 (b)	2,000	2,168,680
State of New York Environmental Facilities Corp., RB, Series B, Revolving Funds, Green Bonds, 5.00%, 9/15/40	635	744,410
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,128,590
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	150	154,526
Series E, 5.00%, 12/15/41	1,000	1,164,860
Western Nassau County Water Authority, RB, Series A, 5.00%, 4/01/40	250	283,863

		13,396,658
Total Municipal Bonds in New York		117,324,526

Puerto Rico — 0.9%
Housing — 0.9%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	855	892,457
Total Municipal Bonds — 120.5%		118,216,983

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York — 39.6%
County/City/Special District/School District — 15.0%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	$1,790	$1,960,730
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/29	1,000	1,219,160
City of New York New York, GO:
Sub-Series C-3 (AGC), 5.75%, 2/15/19 (b)(e)	64	68,110
Sub-Series C-3 (AGC), 5.75%, 8/15/28	936	1,002,809
Sub-Series G-1, 5.00%, 4/01/29	1,000	1,162,180
Sub-Series I-1, 5.00%, 3/01/36	250	286,797
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	500	594,645
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	1,800	2,079,868
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,495	3,979,461
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,085	2,382,363

		14,736,123
Education — 2.3%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A, 5.00%, 7/01/35	1,999	2,253,651
State — 6.7%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,803,729
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	990	1,196,445
4.00%, 10/15/32	1,500	1,686,540
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	750	836,618

		6,523,332
Transportation — 3.0%
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	735	857,951
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	800	915,976

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	$1,000	$1,167,200

		2,941,127
Utilities — 12.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	114	118,425
5.75%, 6/15/40	381	396,067
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	2,249	2,552,659
Fiscal 2012, Series BB, 5.00%, 6/15/44	2,011	2,260,293
Series FF-2, 5.50%, 6/15/40	405	437,837
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	691	735,969
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	3,719	4,331,971
Restructuring, 5.00%, 12/15/36	1,006	1,198,182
Restructuring, Series B, 4.00%, 12/15/35	280	307,381

		12,338,784
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.6%		38,793,017
Total Long-Term Investments (Cost — $146,166,964) — 160.1%		157,010,000

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (f)(g)	1,143,510	1,143,853
Total Short-Term Securities (Cost — $1,143,903) — 1.2%		1,143,853
Total Investments (Cost — $147,310,867) — 161.3%		158,153,853
Other Assets Less Liabilities — 1.0%		955,432
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.1)%		(20,649,605)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (41.2)%		(40,383,889)

Net Assets Applicable to Common Shares — 100.0%		$98,075,791

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between September 6, 2018 to February 15, 2019, is $1,482,731. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	49

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

(g)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,095,574	47,936	1,143,510	$1,143,853	$4,787	$251	$(50)
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(26)	December 2017	$3,081	$(7,199)
10-Year U.S. Treasury Note	(33)	December 2017	4,190	(9,708)
Long U.S. Treasury Bond	(26)	December 2017	4,058	(25,470)
Ultra Long U.S. Treasury Bond	(7)	December 2017	1,183	(7,654)
Total				$(50,031)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$50,031	—	$50,031

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$232,693	—	$232,693

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(61,974)	—	$(61,974)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$11,953,187

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock New York Municipal Income Quality Trust (BSE)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$157,010,000	—	$157,010,000
Short-Term Securities	$1,143,853	—	—	1,143,853

Total	$1,143,853	$157,010,000	—	$158,153,853

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(50,031)	—	—	$(50,031)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(20,604,151)	—	$(20,604,151)
VRDP Shares at Liquidation Value	—	(40,500,000)	—	(40,500,000)

Total	—	$(61,104,151)	—	$(61,104,151)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	51

Schedule of Investments August 31, 2017	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 141.3%
Corporate — 3.8%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$140	$150,751
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 7/01/22	350	389,371
5.00%, 7/01/28	330	353,183
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	200	207,582
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	500	615,530
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	500	639,095
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	625	626,275

		2,981,787
County/City/Special District/School District — 33.2%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/42	510	576,749
City of New York New York, GO, Refunding:
Series A, 5.00%, 8/01/30	1,700	2,040,102
Series E, 5.00%, 8/01/30	500	581,680
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	518,565
Series G-1, 6.25%, 12/15/31	5	5,344
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	690	811,268
Sub-Series G-1, 6.25%, 12/15/18 (b)	245	262,221
Sub-Series I-1, 5.38%, 4/01/36	135	144,227
Refunding, Series E, 5.50%, 8/01/25	1,280	1,583,552
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55 (c)	1,000	218,370
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,250	1,447,337
5.00%, 11/15/45	2,340	2,696,452
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/35 (c)	500	270,190
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	1,750	696,745
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	500	175,975
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	107,086
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	507,930
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	400	406,344
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	400	401,164
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	500	503,040
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	533,810

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
County of Erie Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D (d):
5.00%, 9/01/35	$45	$54,426
5.00%, 9/01/36	40	48,262
5.00%, 9/01/37	45	54,163
5.00%, 9/01/38	70	84,050
5.00%, 9/01/39	55	65,880
County of Nassau New York, GO, Refunding Series B, 5.00%, 4/01/32	335	397,183
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	120	139,368
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21 (b)	935	1,083,571
5.75%, 2/15/47	615	707,607
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 2/15/45	565	662,502
Fiscal 2017, 5.00%, 2/15/42	700	823,333
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,400	1,545,474
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	540,670
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	200	221,942
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,136,070
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,395,675
4 World Trade Center Project, 5.75%, 11/15/51	670	779,960
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,000	1,125,380
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	690	753,963

		26,107,630
Education — 26.3%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	275	288,475
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	286,250
Manhattan College Project, 5.00%, 8/01/35	215	252,045
New York Law School Project, 5.00%, 7/01/41	265	294,720
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	525,800
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 7/01/37	440	511,993
Carnegie Hall, 4.75%, 12/01/39	700	748,692
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	1,000	1,099,240
Series B, 4.00%, 8/01/35	190	200,416

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/19 (b)	$500	$544,625
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A:
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	280	312,390
The Charter School for Applied Technologies Project, 5.00%, 6/01/35	100	108,338
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/39	125	135,903
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 7/01/42	165	194,609
4.00%, 7/01/46	310	327,286
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/21 (b)	1,000	1,150,050
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	240	274,332
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (b)	350	382,539
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	150	173,142
5.38%, 9/01/41	650	737,678
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	502,848
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 9/01/44	400	465,536
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	568,240
Fordham University, Series A, 5.50%, 7/01/36	150	172,359
Sales Tax, Series A, 5.00%, 3/15/42	350	413,742
Series B, 5.75%, 3/15/19 (b)	300	322,473
State University Dormitory Facilities, Series A, 5.00%, 7/01/19 (b)	250	268,925
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	670	749,723
Touro College & University System, Series A, 5.25%, 1/01/34	1,200	1,320,468
University of Rochester, Series A, 5.13%, 7/01/19 (b)	215	231,437
University of Rochester, Series A, 5.13%, 7/01/39	35	37,480
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 7/01/34	150	173,405
Brooklyn Law School, 5.75%, 7/01/33	250	267,185
Fordham University, 5.00%, 7/01/44	640	727,418
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	685	780,496
New York University, Series A, 5.00%, 7/01/37	600	684,600
Skidmore College, Series A, 5.25%, 7/01/29	200	230,824
Skidmore College, Series A, 5.25%, 7/01/31	300	342,294
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,220	1,455,423
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	700	829,738
State University Dormitory Facilities, Series A, 5.00%, 7/01/46	310	363,890

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
Teachers College, 5.50%, 3/01/19 (b)	$650	$694,648
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	210	238,482
Hofstra University Project, 4.00%, 7/01/37	220	233,594
Hofstra University Project, 5.00%, 7/01/47	100	115,870

		20,739,621
Health — 14.7%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B:
3.00%, 7/01/36	195	180,102
4.00%, 7/01/41	250	260,383
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	331,791
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	230	230,246
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	205,286
5.00%, 12/01/46	320	360,326
Series A, 5.00%, 12/01/32	180	199,852
Series A, 5.00%, 12/01/37	250	274,875
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,425	1,607,500
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/17 (b)	350	353,944
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	150	166,643
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	895	977,045
Series B, 6.00%, 11/01/20 (b)	130	150,224
Series B, 6.00%, 11/01/30	20	22,208
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	500	546,090
State of New York Dormitory Authority, RB, Series A:
General Purpose, 5.00%, 2/15/42	250	292,217
Healthcare, 5.00%, 3/15/19 (b)	500	531,735
New York State Association for Retarded Children, Inc., 6.00%, 7/01/19 (b)	250	273,080
New York University Hospitals Center, 5.75%, 7/01/20 (b)	425	480,994
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	130	135,582
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	500	552,770
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	1,108,520
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	750	821,902
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	860	974,466
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	500	529,635

		11,567,416

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	53

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 5.1%
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	$915	$1,034,316
5.00%, 7/01/33	400	443,180
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	500	525,200
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 5/01/40	265	305,810
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	660	688,796
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	985	992,151

		3,989,453
State — 11.8%
City of New York New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 7/15/35	205	245,026
Series S-2, 5.00%, 7/15/35	205	245,026
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	934,577
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	340	399,643
Series A-2, 5.00%, 8/01/39	355	421,534
Sub-Series F-1, 5.00%, 5/01/38	580	687,926
Sub-Series F-1, 5.00%, 5/01/39	720	851,969
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	750	885,953
State of New York, GO, Series A, 5.00%, 2/15/39	500	529,455
State of New York Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/37	1,070	1,225,118
Series B, 5.00%, 3/15/42	1,000	1,123,990
Series C, 5.00%, 3/15/34	1,000	1,125,420
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/30	500	587,210

		9,262,847
Tobacco — 3.7%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	400	411,348
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 6/01/51	750	702,982
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 6/01/51	600	617,694
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 6/01/39	250	251,763
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/40	230	256,625
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 6/01/42	295	295,410
5.13%, 6/01/51	355	353,669

		2,889,491

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation — 26.4%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 1/01/42	$215	$252,255
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/34	270	321,135
Series C, 6.50%, 11/15/28	145	155,038
Series E, 5.00%, 11/15/38	1,000	1,162,820
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	551,055
Green Bonds, Series A-1, 5.25%, 11/15/56	250	293,195
Series F, 5.00%, 11/15/30	1,500	1,752,510
Series F, 5.00%, 11/15/35	500	588,140
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,120	1,267,414
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	500	569,325
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/46	1,320	1,453,676
5.25%, 1/01/50	1,480	1,645,731
(AGM), 4.00%, 7/01/41	300	311,439
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 8/01/31	920	982,827
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,118,850
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
177th Series, AMT, 4.00%, 1/15/43	480	495,206
178th Series, AMT, 5.00%, 12/01/43	430	475,563
189th Series, 5.00%, 5/01/45	800	919,456
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	725	848,475
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 1/01/37	1,530	1,738,662
Series I, 5.00%, 1/01/42	1,030	1,156,257
Series J, 5.00%, 1/01/41	1,000	1,126,210
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	240	280,567
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	505	316,640
General, Series A, 5.25%, 11/15/45	370	435,509
General, Series A, 5.00%, 11/15/50	500	573,505

		20,791,460
Utilities — 16.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 6/15/47	245	294,897
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,500	1,753,455
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Fiscal 2017, Series DD, 5.00%, 6/15/47	270	315,870
Long Island Power Authority, RB, Electric Systems:
CAB, Series A (AGM), 0.00%, 6/01/28 (c)	3,515	2,666,936
General, Series C (CIFG), 5.25%, 9/01/29	1,000	1,245,150

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
Long Island Power Authority, Refunding RB, Electric Systems:
Series A, 5.50%, 4/01/19 (b)	$500	$536,155
Series B, 5.00%, 9/01/41	75	87,527
Series B, 5.00%, 9/01/46	410	474,259
State of New York Environmental Facilities Corp., Refunding RB, New York City Municipal Water:
Revolving Funds, Series B, 5.00%, 6/15/36	350	397,985
State Clean Water & Drinking Water Revolving Finance Authority Projects, Series A, 5.00%, 6/15/37	1,500	1,549,035
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	350	360,560
Series E, 5.00%, 12/15/41	2,690	3,133,473

		12,815,302
Total Municipal Bonds in New York		111,145,007

Multi-State — 2.7%
Housing — 2.7%
Centerline Equity Issuer Trust (a)(e):
Series A-4-2, 6.00%, 10/31/19	1,000	1,068,520
Series B-3-2, 6.30%, 10/31/19	1,000	1,073,440
Total Municipal Bonds in Multi-State		2,141,960

Puerto Rico — 2.5%
Housing — 1.3%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,000	1,043,810
Tobacco — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	900	905,535
Total Municipal Bonds in Puerto Rico		1,949,345
Total Municipal Bonds — 146.5%		115,236,312

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New York — 18.0%
County/City/Special District/School District — 4.4%
City of New York New York, GO, Sub-Series I-1, 5.00%, 3/01/36	500	573,595
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	500	594,645
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,995	2,271,538

		3,439,778
Education — 0.7%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	510	591,939

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (continued)
State — 4.1%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	$1,300	$1,374,529
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	255	308,175
4.00%, 10/15/32	350	393,526
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,115,490

		3,191,720
Transportation — 3.3%
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,000	1,142,010
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	735	857,951
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	500	583,600

		2,583,561
Utilities — 5.5%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	55	57,418
5.75%, 6/15/40	185	192,033
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	1,500	1,702,680
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,005	1,130,146
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	992	1,055,955
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series B, 4.00%, 12/15/35	190	208,580

		4,346,812
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.0%		14,153,810
Total Long-Term Investments (Cost — $119,090,693) — 164.5%		129,390,122

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (g)(h)	604,604	604,786
Total Short-Term Securities (Cost — $604,786) — 0.8%		604,786
Total Investments (Cost — $119,695,479) — 165.3%		129,994,908
Other Assets Less Liabilities — 1.0%		769,631
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.0)%		(7,834,171)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (56.3)%		(44,289,409)

Net Assets Applicable to Common Shares — 100.0%		$78,640,959

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	55

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,513,916	(2,909,312)	604,604	$604,786	$5,359	$303	—
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(19)	December 2017	$2,252	$(4,705)
10-Year U.S. Treasury Note	(27)	December 2017	3,429	(7,882)
Long U.S. Treasury Bond	(19)	December 2017	2,966	(18,485)
Ultra Long U.S. Treasury Bond	(8)	December 2017	1,353	(8,925)
Total				$(39,997)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$39,997	—	$39,997

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$191,465	—	$191,465

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(48,467)	—	$(48,467)

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust II (BFY)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,816,855

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$129,390,122	—	$129,390,122
Short-Term Securities	$604,786	—	—	604,786

Total	$604,786	$129,390,122	—	$129,994,908

Derivative Financial Instruments
Liabilities:
Interest rate contracts	$(39,997)	—	—	$(39,997)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(7,816,903)	—	$(7,816,903)
VRDP Shares at Liquidation Value	—	(44,400,000)	—	(44,400,000)

Total	—	$(52,216,903)	—	$(52,216,903)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	57

Schedule of Investments August 31, 2017	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 122.1%
Corporate — 2.0%
County of Chesterfield Virginia EDA, RB, Virginia Electric Power Co. Project, Series A, AMT, 5.60%, 11/01/31	$500	$502,155
County/City/Special District/School District — 25.1%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 3/01/36	250	252,253
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 3/01/45 (a)	250	261,083
City of Portsmouth Virginia, GO, Refunding Series D:
5.00%, 7/15/20 (b)	485	540,508
5.00%, 7/15/34	15	16,513
City of Suffolk Virginia, GO, Refunding, 5.00%, 6/01/21 (b)	1,000	1,146,050
County of Fairfax Virginia EDA, RB, Silverline Phase I Project, 5.00%, 4/01/20 (b)	1,000	1,103,640
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,604,145
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	506,830
Lower Magnolia Green Community Development Authority, Special Assessment Bonds, 5.00%, 3/01/35 (a)	245	251,595
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 3/01/36	250	275,402
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	360	385,542

		6,343,561
Education — 22.1%
City of Norfolk Virginia, GO, Refunding:
5.00%, 8/01/23 (b)	465	563,901
5.00%, 8/01/38	35	40,513
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 6/01/20 (b)	355	393,862
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	100	104,743
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 3/01/41	1,000	1,085,400
Marymount University Project, Series A, 5.00%, 7/01/45 (a)	400	418,972
Washington & Lee University Project (NPFGC), 5.25%, 1/01/26	500	608,980
Washington & Lee University Project (NPFGC), 5.25%, 1/01/31	1,000	1,278,080
Virginia Small Business Financing Authority, RB, Roanoke College, 5.75%, 4/01/41	500	550,360
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	524,515

		5,569,326
Health — 35.3%
City of Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28 (c)	1,000	1,182,430
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.00%, 10/01/17 (b)	1,000	1,003,590
Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	526,250
County of Fairfax Virginia IDA, RB, Series A, 5.00%, 5/15/44	1,000	1,133,610
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health, 5.50%, 5/15/35	650	695,546

Municipal Bonds	Par (000)	Value
Virginia (continued)
Health (continued)
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 7/01/42	$500	$518,410
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 6/01/26	145	155,421
Roanoke EDA, Refunding RB:
Carilion Clinic Obligation Group, 5.00%, 7/01/30	795	885,892
Carilion Health System (AGM), 5.00%, 7/01/20 (b)	5	5,562
Carilion Health System, Series B (AGM), 5.00%, 7/01/38	495	528,630
Winchester EDA, Refunding RB, Valley Health System Obligation:
5.00%, 1/01/44	1,000	1,123,710
Series A, 5.00%, 1/01/44	400	442,896
Winchester Virginia IDA, RB, Valley Health System Obligation, Series E, 5.63%, 1/01/19 (b)	650	691,054

		8,893,001
Housing — 8.5%
Virginia HDA, RB, M/F Housing, Rental Housing:
Series A, 5.25%, 5/01/41	750	803,160
Series B, 5.63%, 6/01/39	1,000	1,058,920
Series F, 5.25%, 10/01/38	250	272,270

		2,134,350
State — 7.6%
Virginia College Building Authority, RB, Public Higher Education Financing Program, Series A, 5.00%, 9/01/18 (b)	1,000	1,042,020
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B (b):
5.25%, 8/01/18	400	416,308
4.00%, 8/01/21	405	449,623

		1,907,951
Tobacco — 3.0%
Tobacco Settlement Financing Corp., Refunding RB, Senior:
Convertible, Series B2, 5.20%, 6/01/46	500	483,880
Series B-1, 5.00%, 6/01/47	300	286,620

		770,500
Transportation — 18.1%
Capital Region Airport Commission, Refunding RB, Series A, 4.00%, 7/01/38	500	536,520
Richmond Metropolitan Authority, Refunding RB, (NPFGC), 5.25%, 7/15/22	500	556,435
Virginia Port Authority, RB, 5.00%, 7/01/36	500	549,385
Virginia Resources Authority, RB, Series B:
5.00%, 11/01/18 (b)	1,155	1,211,526
5.00%, 11/01/33	740	774,958
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	820	932,643

		4,561,467
Utilities — 0.4%
Virginia Resources Authority, RB, 5.00%, 11/01/18 (b)	105	110,139
Total Municipal Bonds in Virginia		30,792,450

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Municipal Bonds	Par (000)	Value
District of Columbia — 7.5%
Transportation — 7.5%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	$290	$310,013
5.25%, 10/01/44	460	493,327
Metropolitan Washington DC Airports Authority, Refunding RB, Series B, 5.00%, 10/01/29	1,000	1,078,700
Total Municipal Bonds in District of Columbia		1,882,040

Puerto Rico — 1.3%
Tobacco — 1.3%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 5/15/43	335	337,060
Total Municipal Bonds — 130.9%		33,011,550

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Virginia — 31.5%
Education — 12.3%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/18 (b)	2,999	3,094,244

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Virginia (continued)
Health — 13.6%
County of Fairfax Virginia EDA, RB, Metrorail Parking System, 5.00%, 4/01/47 (e)	$2,000	$2,346,880
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,079,824

		3,426,704
Transportation — 5.6%
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	1,261	1,423,342
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.5%		7,944,290
Total Investments (Cost — $37,974,787) — 162.4%		40,955,840
Other Assets Less Liabilities — 0.6%		167,319
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.3)%		(4,371,696)
VRDP Shares at Liquidation Value Net of Deferred Offering Costs — (45.7)%		(11,535,937)

Net Assets Applicable to Common Shares — 100.0%		$25,215,526

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on October 1, 2024, is $1,051,389. See Note 4 of the Notes to Financial Statements for details.

•

During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	215,116	(215,116)	—	—	$1,143	$410	—
[1] Includes net capital gain distributions.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	59

Schedule of Investments (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(4)	December 2017	$474	$(909)
10-Year U.S. Treasury Note	(5)	December 2017	635	(735)
Long U.S. Treasury Bond	(4)	December 2017	624	(3,276)
Ultra Long U.S. Treasury Bond	(1)	December 2017	169	(1,272)
Total				$(6,192)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$6,192	—	$6,192

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$25,574	—	$25,574

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(8,216)	—	$(8,216)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,190,063

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$40,955,840	—	$40,955,840

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(6,192)	—	—	$(6,192)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock Virginia Municipal Bond Trust (BHV)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(4,360,368)	—	$(4,360,368)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

Total	—	$(15,960,368)	—	$(15,960,368)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	61

Statements of Assets and Liabilities

August 31, 2017	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Assets
Investments at value — unaffiliated[1]	$49,761,552	$52,729,736	$770,305,607	$62,345,692
Investments at value — affiliated[2]	—	844,362	3,259,997	—
Cash pledged for futures contracts	55,350	53,050	768,850	60,900
Receivables:
Interest — unaffiliated	491,050	636,303	8,257,032	718,345
Dividends — affiliated	1	447	2,030	47
Investments sold	—	—	440,588	—
Prepaid expenses	12,587	24,140	29,464	17,029

Total assets	50,320,540	54,288,038	783,063,568	63,142,013

Accrued Liabilities
Bank overdraft	155,520	23,917	313,660	1,306,844
Payables:
Income dividends — Common Shares	98,648	125,569	1,805,657	143,167
Investment advisory fees	25,448	22,415	332,452	33,722
Officer’s and Trustees’ fees	11,906	644	246,863	11,110
Variation margin on futures contracts	8,500	8,133	117,868	9,016
Interest expense and fees	3,010	6,337	163,101	13,484
Investments purchased	—	1,082,088	1,851,283	—
Other accrued expenses	55,545	58,272	176,012	65,071

Total accrued liabilities	358,577	1,327,375	5,006,896	1,582,414

Other Liabilities
TOB Trust Certificates	2,134,375	1,420,858	70,007,186	6,115,531
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	15,934,328	18,424,441	243,231,842	18,626,502

Total other liabilities	18,068,703	19,845,299	313,239,028	24,742,033

Total liabilities	18,427,280	21,172,674	318,245,924	26,324,447

Net Assets Applicable to Common Shareholders	$31,893,260	$33,115,364	$464,817,644	$36,817,566

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$29,493,729	$29,312,688	$437,198,641	$33,004,414
Undistributed net investment income	259,700	192,642	1,905,446	375,383
Accumulated net realized loss	(19,246)	(448,351)	(22,972,044)	(674,874)
Net unrealized appreciation (depreciation)	2,159,077	4,058,385	48,685,601	4,112,643

Net Assets Applicable to Common Shareholders	$31,893,260	$33,115,364	$464,817,644	$36,817,566

Net asset value per Common Share	$15.32	$13.98	$14.93	$15.82

[1] Investments at cost — unaffiliated	$47,590,122	$48,658,843	$721,385,649	$58,217,779
[2] Investments at cost — affiliated	—	$844,401	$3,260,047	—
[3] Preferred Shares outstanding:
Par value $0.001 per share	160	—	—	187
Par value $0.01 per share	—	185	—	—
Par value $0.10 per share	—	—	2,436	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	14,956	unlimited
[5] Par Value per Common Shares	$0.001	$0.010	$0.100	$0.001
[6] Common Shares outstanding	2,081,183	2,369,223	31,132,023	2,327,921
[7] Common Shares authorized	unlimited	unlimited	199,985,044	unlimited

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2017

Statements of Assets and Liabilities

August 31, 2017	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Assets
Investments at value — unaffiliated[1]	$72,883,524	$157,010,000	$129,390,122	$40,955,840
Investments at value — affiliated[2]	225,328	1,143,853	604,786	—
Cash pledged for futures contracts	74,350	160,300	131,400	24,950
Receivables:
Interest — unaffiliated	759,383	1,712,179	1,368,636	576,994
Dividends — affiliated	173	580	376	7
Investments sold	142,369	—	41,944	—
Prepaid expenses	57,297	59,128	64,046	16,799

Total assets	74,142,424	160,086,040	131,601,310	41,574,590

Accrued Liabilities
Bank overdraft	29,018	50,934	58,110	277,536
Payables:
Income dividends — Common Shares	165,206	339,022	305,284	100,850
Investment advisory fees	34,344	74,124	60,939	18,164
Officer’s and Trustees’ fees	11,888	11,258	13,549	8,867
Variation margin on futures contracts	11,711	24,125	20,289	3,641
Interest expense and fees	15,710	45,454	17,268	11,328
Investments purchased	179,138	394,152	304,562	—
Other accrued expenses	68,188	83,140	74,038	42,373

Total accrued liabilities	515,203	1,022,209	854,039	462,759

Other Liabilities
TOB Trust Certificates	6,521,464	20,604,151	7,816,903	4,360,368
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	21,992,568	40,383,889	44,289,409	11,535,937

Total other liabilities	28,514,032	60,988,040	52,106,312	15,896,305

Total liabilities	29,029,235	62,010,249	52,960,351	16,359,064

Net Assets Applicable to Common Shareholders	$45,113,189	$98,075,791	$78,640,959	$25,215,526

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$39,699,290	$90,805,577	$70,245,272	$22,845,268
Undistributed net investment income	420,001	212,962	722,849	246,316
Accumulated net realized loss	(1,308,083)	(3,735,703)	(2,586,594)	(850,919)
Net unrealized appreciation (depreciation)	6,301,981	10,792,955	10,259,432	2,974,861

Net Assets Applicable to Common Shareholders	$45,113,189	$98,075,791	$78,640,959	$25,215,526

Net asset value per Common Share	$16.11	$15.04	$15.71	$15.75

[1] Investments at cost — unaffiliated	$66,557,925	$146,166,964	$119,090,693	$37,974,787
[2] Investments at cost — affiliated	$225,328	$1,143,903	$604,786	—
[3] Preferred Shares outstanding:
Par value $0.001 per share	221	405	444	116
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par Value per Common Shares	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	2,800,105	6,519,660	5,004,649	1,600,799
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	63

Statements of Operations

Year Ended August 31, 2017	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Investment Income
Interest — unaffiliated	$1,936,023	$2,167,084	$30,725,563	$2,639,559
Dividends — affiliated	2,484	2,049	23,725	1,434

Total investment income	1,938,507	2,169,133	30,749,288	2,640,993

Expenses
Investment advisory	321,011	263,448	4,274,461	389,188
Liquidity fees	120,838	—	24,809	—
Professional	41,144	41,277	114,475	46,112
Remarketing fees on Preferred Shares	16,127	—	24,360	—
Transfer agent	12,296	17,046	34,665	16,116
Accounting services	10,741	11,161	110,553	12,786
Printing	6,303	6,205	13,111	6,364
Officer and Trustees	4,383	3,485	70,322	4,787
Custodian	3,790	4,294	34,393	4,378
Registration	1,044	1,187	12,410	1,167
Rating agency	28,038	28,045	39,754	28,045
Miscellaneous	8,684	10,484	31,594	9,490

Total expenses excluding interest expense, fees and amortization of offering costs	574,399	386,632	4,784,907	518,433
Interest expense, fees and amortization of offering costs[1]	168,465	324,532	5,013,273	380,816

Total expenses	742,864	711,164	9,798,180	899,249
Less fees waived by the Manager	(25,084)	(328)	(392,801)	(230)

Total expenses after fees waived	717,780	710,836	9,405,379	899,019

Net investment income	1,220,727	1,458,297	21,343,909	1,741,974

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	48,890	(79,923)	1,150,443	165,327
Investments — affiliated	307	52	1,194	64
Futures contracts	43,726	64,318	1,060,641	85,066
Capital gain distributions from investment companies — affiliated	1,580	204	4,540	44

	94,503	(15,349)	2,216,818	250,501

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,455,209)	(1,604,332)	(25,084,449)	(2,293,512)
Investments — affiliated	—	(39)	(50)	—
Futures contracts	(15,041)	(15,983)	(285,161)	(20,741)

	(1,470,250)	(1,620,354)	(25,369,660)	(2,314,253)

Net realized and unrealized loss	(1,375,747)	(1,635,703)	(23,152,842)	(2,063,752)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(155,020)	$(177,406)	$(1,808,933)	$(321,778)

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2017

Statements of Operations

Year Ended August 31, 2017	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Income
Interest — unaffiliated	$2,887,765	$6,137,010	$5,284,772	$1,812,040
Dividends — affiliated	2,747	4,787	5,359	1,143

Total investment income	2,890,512	6,141,797	5,290,131	1,813,183

Expenses
Investment advisory	475,314	873,296	715,112	266,392
Liquidity fees	—	—	—	87,205
Professional	46,899	54,604	49,055	29,146
Remarketing fees on Preferred Shares	—	—	—	11,693
Transfer agent	15,951	19,784	17,086	11,241
Accounting services	14,902	32,005	17,399	3,749
Printing	6,625	7,411	7,085	6,224
Officer and Trustees	5,712	11,147	9,337	3,451
Custodian	5,276	8,715	8,010	2,863
Registration	9,724	9,723	2,508	802
Rating agency	37,065	37,114	37,124	28,026
Miscellaneous	10,270	12,628	12,054	8,462

Total expenses excluding interest expense, fees and amortization of offering costs	627,738	1,066,427	874,770	459,254
Interest expense, fees and amortization of offering costs[1]	459,699	967,489	843,159	160,740

Total expenses	1,087,437	2,033,916	1,717,929	619,994
Less fees waived by the Manager	(73,574)	(760)	(835)	(53,464)

Total expenses after fees waived	1,013,863	2,033,156	1,717,094	566,530

Net investment income	1,876,649	4,108,641	3,573,037	1,246,653

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	163,072	301,738	13,099	62,133
Investments — affiliated	117	251	244	169
Futures contracts	122,140	232,693	191,465	25,574
Capital gain distributions from investment companies — affiliated	—	—	59	241

	285,329	534,682	204,867	88,117

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,622,158)	(5,725,793)	(4,233,239)	(1,418,385)
Investments — affiliated	—	(50)	—	—
Futures contracts	(25,557)	(61,974)	(48,467)	(8,216)

	(2,647,715)	(5,787,817)	(4,281,706)	(1,426,601)

Net realized and unrealized loss	(2,362,386)	(5,253,135)	(4,076,839)	(1,338,484)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(485,737)	$(1,144,494)	$(503,802)	$(91,831)

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	65

Statements of Changes in Net Assets

	BlackRock Maryland Municipal Bond Trust (BZM)		BlackRock Massachusetts Tax-Exempt Trust (MHE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$1,220,727	$1,277,319	$1,458,297	$1,530,109
Net realized gain (loss)	94,503	199,283	(15,349)	128,133
Net change in unrealized appreciation (depreciation)	(1,470,250)	1,897,243	(1,620,354)	1,843,421

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(155,020)	3,373,845	(177,406)	3,501,663

Distributions to Common Shareholders[1]
From net investment income	(1,183,544)	(1,285,740)	(1,506,359)	(1,615,491)

Capital Share Transactions
Reinvestment of common distributions	30,246	40,337	26,673	21,857

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,308,318)	2,128,442	(1,657,092)	1,908,029
Beginning of year	33,201,578	31,073,136	34,772,456	32,864,427

End of year	$31,893,260	$33,201,578	$33,115,364	$34,772,456

Undistributed net investment income, end of year	$259,700	$219,480	$192,642	$237,368

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2017

Statements of Changes in Net Assets

	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)		BlackRock New Jersey Municipal Bond Trust (BLJ)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$21,343,909	$23,311,744	$1,741,974	$1,894,949
Net realized gain (loss)	2,216,818	838,227	250,501	(40,936)
Net change in unrealized appreciation (depreciation)	(25,369,660)	27,178,343	(2,314,253)	2,639,975

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,808,933)	51,328,314	(321,778)	4,493,988

Distributions to Common Shareholders[1]
From net investment income	(21,691,673)	(24,209,766)	(1,839,286)	(1,939,459)

Capital Share Transactions
Reinvestment of common distributions	—	40,290	20,051	27,665

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(23,500,606)	27,158,838	(2,141,013)	2,582,194
Beginning of year	488,318,250	461,159,412	38,958,579	36,376,385

End of year	$464,817,644	$488,318,250	$36,817,566	$38,958,579

Undistributed net investment income, end of year	$1,905,446	$2,407,859	$375,383	$469,731

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	67

Statements of Changes in Net Assets

	BlackRock New York Municipal Bond Trust (BQH)		BlackRock New York Municipal Income Quality Trust (BSE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$1,876,649	$1,976,664	$4,108,641	$4,409,079
Net realized gain	285,329	37,953	534,682	290,842
Net change in unrealized appreciation (depreciation)	(2,647,715)	3,513,820	(5,787,817)	6,449,351

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(485,737)	5,528,437	(1,144,494)	11,149,272

Distributions to Common Shareholders[1]
From net investment income	(1,982,474)	(2,058,077)	(4,075,779)	(4,439,889)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,468,211)	3,470,360	(5,220,273)	6,709,383
Beginning of year	47,581,400	44,111,040	103,296,064	96,586,681

End of year	$45,113,189	$47,581,400	$98,075,791	$103,296,064

Undistributed net investment income, end of year	$420,001	$519,991	$212,962	$262,662

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2017

Statements of Changes in Net Assets

	BlackRock New York Municipal Income Trust II (BFY)		BlackRock Virginia Municipal Bond Trust (BHV)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$3,573,037	$3,890,360	$1,246,653	$1,293,885
Net realized gain	204,867	433,787	88,117	16,462
Net change in unrealized appreciation (depreciation)	(4,281,706)	4,824,903	(1,426,601)	1,048,201

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(503,802)	9,149,050	(91,831)	2,358,548

Distributions to Common Shareholders[1]
From net investment income	(3,813,493)	(4,139,770)	(1,209,228)	(1,299,876)

Capital Share Transactions
Reinvestment of common distributions	31,711	63,278	54,508	67,399

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(4,285,584)	5,072,558	(1,246,551)	1,126,071
Beginning of year	82,926,543	77,853,985	26,462,077	25,336,006

End of year	$78,640,959	$82,926,543	$25,215,526	$26,462,077

Undistributed net investment income, end of year	$722,849	$956,822	$246,316	$206,304

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	69

Statements of Cash Flows

Year Ended August 31, 2017	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(155,020)	$(177,406)	$(1,808,933)	$(321,778)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	5,646,618	10,514,455	132,600,707	4,261,312
Purchases of long-term investments	(8,202,569)	(10,726,419)	(132,715,711)	(7,057,761)
Net proceeds from sales (purchases) of short-term securities	1,496,358	(718,391)	2,145,414	158,231
Amortization of premium and accretion of discount on investments and other fees	223,687	236,797	3,884,124	44,348
Net realized (gain) loss on investments	(49,197)	79,871	(1,151,637)	(165,391)
Net unrealized loss on investments	1,455,209	1,604,371	25,084,499	2,293,512
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(24,000)	(15,000)	(127,000)	(9,000)
Receivables:
Interest — unaffiliated	(6,097)	(11,623)	25,713	(571)
Dividends — affiliated	244	(391)	(1,419)	60
Prepaid expenses	12,938	(1,057)	21,420	(593)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(26,004)	(23,343)	(368,217)	(34,942)
Interest expense and fees	1,617	4,841	76,086	6,865
Officer’s and Trustees’ fees	855	(190)	26,249	711
Variation margin on futures contracts	7,906	7,477	105,181	8,235
Other accrued expenses	4,012	8,359	1,760	5,628

Net cash provided by (used for) operating activities	386,557	782,351	27,798,236	(811,134)

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	634,375	670,000	8,232,575	1,339,101
Repayments of TOB Trust Certificates	—	—	(11,663,938)	—
Proceeds from Loan for TOB Trust Certificates	—	—	3,928,275	—
Repayments of Loan for TOB Trust Certificates	—	—	(6,932,575)	—
Cash dividends paid to Common Shareholders	(1,153,207)	(1,479,604)	(21,691,673)	(1,837,774)
Increase in bank overdraft	129,239	23,917	313,660	1,306,844
Amortization of deferred offering costs	3,036	3,336	15,440	2,963

Net cash provided by (used for) financing activities	(386,557)	(782,351)	(27,798,236)	811,134

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$163,812	$316,355	$4,921,747	$370,988

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$30,246	$26,673	—	$20,051

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2017

Statements of Cash Flows

Year Ended August 31, 2017	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(485,737)	$(1,144,494)	$(503,802)	$(91,831)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	12,270,483	20,336,058	17,370,818	4,144,079
Purchases of long-term investments	(12,659,454)	(20,115,308)	(20,409,121)	(5,289,095)
Net proceeds from sales (purchases) of short-term securities	(77,898)	(48,078)	2,909,374	215,285
Amortization of premium and accretion of discount on investments and other fees	305,423	878,913	449,092	92,786
Net realized (gain) loss on investments	(163,189)	(301,989)	(13,343)	(62,302)
Net unrealized loss on investments	2,622,158	5,725,843	4,233,239	1,418,385
(Increase) Decrease in Assets:
Cash pledged for futures contracts	—	(23,000)	(16,000)	(10,000)
Receivables:
Interest — unaffiliated	(10,442)	(28,398)	(39,313)	(35,674)
Dividends — affiliated	(111)	(527)	464	51
Prepaid expenses	(1,824)	1,371	(3,383)	(1,075)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(36,080)	(79,420)	(64,369)	(18,769)
Interest expense and fees	8,357	21,568	8,316	6,397
Officer’s and Trustees’ fees	712	251	592	630
Variation margin on futures contracts	9,352	21,594	17,773	3,485
Other accrued expenses	25,871	42,853	46,387	1,331

Net cash provided by (used for) operating activities	1,807,621	5,287,237	3,986,724	373,683

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	161,910	183,507	435,319	1,000,000
Repayments of TOB Trust Certificates	—	(1,408,643)	(339,488)	(499,291)
Proceeds from Loan for TOB Trust Certificates	—	—	—	—
Repayments of Loan for TOB Trust Certificates	(21,910)	(43,507)	(340,319)	—
Cash dividends paid to Common Shareholders	(1,982,474)	(4,075,779)	(3,806,678)	(1,154,513)
Increase in bank overdraft	29,018	50,934	58,110	277,536
Amortization of deferred offering costs	5,835	6,251	6,332	2,585

Net cash provided by (used for) financing activities	(1,807,621)	(5,287,237)	(3,986,724)	(373,683)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$445,507	$939,670	$828,511	$151,758

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	$31,711	$54,508

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	71

Financial Highlights	BlackRock Maryland Municipal Bond Trust (BZM)

	Year Ended August 31,
	2017	2016		2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.97	$14.96		$15.20	$13.33	$15.60

Net investment income[1]	0.59	0.61		0.63	0.70	0.72
Net realized and unrealized gain (loss)	(0.67)	1.02		(0.19)	1.90	(2.23)

Net increase (decrease) from investment operations	(0.08)	1.63		0.44	2.60	(1.51)

Distributions to Common Shareholders from net investment income[2]	(0.57)	(0.62)		(0.68)	(0.73)	(0.76)

Net asset value, end of year	$15.32	$15.97		$14.96	$15.20	$13.33

Market price, end of year	$14.29	$16.06		$14.44	$14.59	$12.66

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.31)%	11.15%		3.07%	20.39%	(10.24)%

Based on market price	(7.53)%	15.80%		3.64%	21.68%	(27.84)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.35%	2.10%		1.96%	2.00%	2.04%

Total expenses after fees waived and paid indirectly	2.27%	2.02%		1.88%	1.92%	2.02%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.75% [5]	1.83%	[5]	1.41% [5]	1.34%	1.41%

Net investment income to Common Shareholders	3.87%	3.98%		4.19%	4.88%	4.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$31,893	$33,202		$31,073	$31,535	$27,642

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,000	$16,000		$16,000	$16,000	$16,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$299,333	$307,510		$294,207	$297,091	$272,765

Borrowings outstanding, end of year (000)	$2,134	$1,500		$1,500	$1,500	$1,500

Portfolio turnover rate	12%	11%		18%	15%	11%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2017, August 31, 2016 and August 31, 2015, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.31%, 1.39% and 1.33%, respectively.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock Massachusetts Tax-Exempt Trust (MHE)

	Year Ended August 31,
	2017	2016		2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$14.69	$13.89		$14.02	$12.34	$14.35

Net investment income[1]	0.62	0.65		0.68	0.69	0.71
Net realized and unrealized gain (loss)	(0.69)	0.83		(0.10)	1.74	(1.97)

Net increase (decrease) from investment operations	(0.07)	1.48		0.58	2.43	(1.26)

Distributions to Common Shareholders from net investment income[2]	(0.64)	(0.68)		(0.71)	(0.75)	(0.75)

Net asset value, end of year	$13.98	$14.69		$13.89	$14.02	$12.34

Market price, end of year	$14.00	$15.32		$13.26	$13.75	$11.91

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.34)%	11.01%		4.25%	20.47%	(9.27)%

Based on market price	(4.30)%	21.27%		1.47%	22.42%	(15.72)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.17%	1.77%		1.71%	1.78%	1.77%

Total expenses after fees waived and paid indirectly	2.17%	1.77%		1.71%	1.78%	1.77%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.18%	1.15%	[5]	1.15%	1.16%	1.12%

Net investment income to Common Shareholders	4.44%	4.53%		4.82%	5.22%	5.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$33,115	$34,772		$32,864	$33,139	$29,163

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,500	$18,500		$18,500	$18,500	$18,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$279,002	$287,959		$277,646	$279,130	$257,637

Borrowings outstanding, end of year (000)	$1,421	$751		—	—	$1,840

Portfolio turnover rate	18%	30%		8%	14%	11%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2017 and August 31, 2016, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.18% and 1.15%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	73

Financial Highlights	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$15.69	$14.81	$14.98	$13.14	$15.64

Net investment income[1]	0.69	0.75	0.80	0.83	0.87
Net realized and unrealized gain (loss)	(0.75)	0.91	(0.15)	1.88	(2.45)

Net increase (decrease) from investment operations	(0.06)	1.66	0.65	2.71	(1.58)

Distributions to Common Shareholders from net investment income[2]	(0.70)	(0.78)	(0.82)	(0.87)	(0.92)

Net asset value, end of year	$14.93	$15.69	$14.81	$14.98	$13.14

Market price, end of year	$14.36	$15.04	$13.65	$13.64	$12.65

Total Return Applicable to Common Shareholders[3]
Based on net asset value	0.04%	11.63%	4.88%	21.74%	(10.59)%

Based on market price	0.37%	16.10%	6.16%	15.15%	(15.12)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.13%	1.68%	1.58%	1.66%	1.75%

Total expenses after fees waived and paid indirectly	2.05%	1.62%	1.52%	1.59%	1.67%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4,5]	0.96%	0.95%	0.95%	1.22%	1.36%

Net investment income to Common Shareholders	4.65%	4.91%	5.35%	5.86%	5.73%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$464,818	$488,318	$461,159	$466,412	$408,935

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$290,812	$300,459	$289,310	$291,466	$267,871

Borrowings outstanding, end of year (000)	$70,007	$76,443	$53,308	$51,890	$64,658

Portfolio turnover rate	17%	13%	19%	16%	18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%, 0.94%, 0.94%, 0.95% and 0.95%, respectively.

See Notes to Financial Statements.

74	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock New Jersey Municipal Bond Trust (BLJ)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.74	$15.65	$16.29	$14.13	$16.67

Net investment income[1]	0.75	0.81	0.82	0.87	0.88
Net realized and unrealized gain (loss)	(0.88)	1.11	(0.59)	2.18	(2.54)

Net increase (decrease) from investment operations	(0.13)	1.92	0.23	3.05	(1.66)

Distributions to Common Shareholders from net investment income[2]	(0.79)	(0.83)	(0.87)	(0.89)	(0.88)

Net asset value, end of year	$15.82	$16.74	$15.65	$16.29	$14.13

Market price, end of year	$15.04	$17.40	$13.99	$14.68	$13.54

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.45)%	12.80%	1.74%	22.83%	(10.43)%

Based on market price	(8.95)%	31.16%	0.93%	15.51%	(14.12)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.48%	2.07%	1.98%	2.05%	2.10%

Total expenses after fees waived and paid indirectly	2.48%	2.07%	1.98%	2.05%	2.10%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.43%	1.41%	1.39%	1.42%	1.45%

Net investment income to Common Shareholders	4.80%	5.03%	5.07%	5.74%	5.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$36,818	$38,959	$36,376	$37,868	$32,841

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,700	$18,700	$18,700	$18,700	$18,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$296,885	$308,335	$294,526	$302,505	$275,620

Borrowings outstanding, end of year (000)	$6,116	$4,776	$4,520	$4,520	$4,520

Portfolio turnover rate	7%	6%	13%	16%	8%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	75

Financial Highlights	BlackRock New York Municipal Bond Trust (BQH)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.99	$15.75	$15.77	$13.32	$16.53

Net investment income[1]	0.67	0.71	0.74	0.79	0.84
Net realized and unrealized gain (loss)	(0.84)	1.27	0.03	2.46	(3.00)

Net increase (decrease) from investment operations	(0.17)	1.98	0.77	3.25	(2.16)

Distributions to Common Shareholders:[2]
From net investment income	(0.71)	(0.74)	(0.79)	(0.80)	(0.83)
From net realized gain	—	—	—	—	(0.22)

Total distributions	(0.71)	(0.74)	(0.79)	(0.80)	(1.05)

Net asset value, end of year	$16.11	$16.99	$15.75	$15.77	$13.32

Market price, end of year	$14.55	$15.70	$13.66	$13.86	$12.45

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.47)%	13.22%	5.57%	25.66%	(13.83)%

Based on market price	(2.73)%	20.63%	4.18%	18.16%	(19.61)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.44%	2.10%	2.08%	2.23%	2.26%

Total expenses after fees waived and paid indirectly	2.28%	2.07%	2.07%	2.23%	2.26%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.24%	1.48% [5]	1.91% [5]	2.02% [5]	1.96% [5]

Net investment income to Common Shareholders	4.21%	4.31%	4.68%	5.45%	5.26%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$45,113	$47,581	$44,111	$44,158	$37,302

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$22,100	$22,100	$22,100	$22,100	$22,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$304,132	$315,300	$299,597	$299,812	$268,789

Borrowings outstanding, end of year (000)	$6,521	$6,381	$5,070	$4,900	$4,775

Portfolio turnover rate	17%	13%	22%	18%	18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.41%, 1.41%, 1.46% and 1.47%, respectively.

See Notes to Financial Statements.

76	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock New York Municipal Income Quality Trust (BSE)

	Year Ended August 31,
	2017	2016		2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$15.84	$14.81		$14.92	$12.92		$15.51

Net investment income[1]	0.63	0.68		0.70	0.72		0.78
Net realized and unrealized gain (loss)	(0.80)	1.03		(0.08)	2.05		(2.54)

Net increase (decrease) from investment operations	(0.17)	1.71		0.62	2.77		(1.76)

Distributions to Common Shareholders from net investment income[2]	(0.63)	(0.68)		(0.73)	(0.77)		(0.83)

Net asset value, end of year	$15.04	$15.84		$14.81	$14.92		$12.92

Market price, end of year	$13.55	$14.84		$12.99	$13.16		$12.05

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.55)%	12.22%		4.88%	22.65%		(11.80)%

Based on market price	(4.36)%	19.87%		4.29%	15.99%		(18.94)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.10%	1.76%		1.70%	1.75%		1.79%

Total expenses after fees waived and paid indirectly	2.09%	1.75%		1.70%	1.75%		1.78%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[4]	1.10%	1.17%	[5]	1.51% [5]	1.55%	[5]	1.51% [5]

Net investment income to Common Shareholders	4.23%	4.40%		4.72%	5.18%		5.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$98,076	$103,296		$96,587	$97,276		$84,262

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$40,500	$40,500		$40,500	$40,500		$40,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$342,162	$355,052		$338,486	$340,188		$308,055

Borrowings outstanding, end of year (000)	$20,604	$21,873		$18,091	$17,431		$17,054

Portfolio turnover rate	13%	8%		20%	24%		25%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.12%, 1.09%, 1.09% and 1.09%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	77

Financial Highlights	BlackRock New York Municipal Income Trust II (BFY)

	Year Ended August 31,
	2017	2016		2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$16.58	$15.57		$15.66	$13.36		$16.09

Net investment income[1]	0.71	0.78		0.82	0.84		0.89
Net realized and unrealized gain (loss)	(0.82)	1.06		(0.07)	2.30		(2.73)

Net increase (decrease) from investment operations	(0.11)	1.84		0.75	3.14		(1.84)

Distributions to Common Shareholders from net investment income[2]	(0.76)	(0.83)		(0.84)	(0.84)		(0.89)

Net asset value, end of year	$15.71	$16.58		$15.57	$15.66		$13.36

Market price, end of year	$15.51	$17.01		$14.16	$14.02		$12.56

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.37)%	12.24%		5.33%	24.75%		(12.01)%

Based on market price	(4.13)%	26.61%		7.00%	18.80%		(20.82)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.21%	1.86%		1.83%	1.96%		1.97%

Total expenses after fees waived and paid indirectly	2.21%	1.85%		1.83%	1.95%		1.97%

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.12%	1.23%	[5]	1.69% [5]	1.78%	[5]	1.71% [5]

Net investment income	4.60%	4.83%		5.25%	5.76%		5.68%

Net investment income to Common Shareholders	4.60%	4.83%		5.25%	5.76%		5.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$78,641	$82,927		$77,854	$78,304		$66,772

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400	$44,400		$44,400	$44,400		$44,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$277,119	$286,771		$275,347	$276,360		$250,387

Borrowings outstanding, end of year (000)	$7,817	$8,061		$5,895	$5,725		$5,198

Portfolio turnover rate	14%	17%		20%	21%		30%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%, 1.13%, 1.15% and 1.14%, respectively.

See Notes to Financial Statements.

78	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock Virginia Municipal Bond Trust (BHV)

	Year Ended August 31,
	2017	2016		2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.56	$15.90		$15.95	$14.03	$16.74

Net investment income[1]	0.78	0.81		0.81	0.83	0.84
Net realized and unrealized gain (loss)	(0.83)	0.66		(0.01)	1.95	(2.64)

Net increase (decrease) from investment operations	(0.05)	1.47		0.80	2.78	(1.80)

Distributions to Common Shareholders from net investment income[2]	(0.76)	(0.81)		(0.85)	(0.86)	(0.91)

Net asset value, end of year	$15.75	$16.56		$15.90	$15.95	$14.03

Market price, end of year	$18.68	$19.14		$16.70	$16.35	$14.91

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.44)%	9.05%		5.02%	20.31%	(11.96)%

Based on market price	2.17%	20.00%		7.61%	16.06%	(20.01)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.46%	2.16%		1.98%	2.01%	2.18%

Total expenses after fees waived and paid indirectly	2.25%	1.95%		1.77%	1.96%	2.18%

Total expenses after fees waived and/or paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	1.61% [5]	1.70%	[5]	1.30% [5]	1.38%	1.58%

Net investment income	4.95%	5.00%		5.08%	5.52%	5.18%

Net investment income to Common Shareholders	4.95%	5.00%		5.08%	5.52%	5.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$25,216	$26,462		$25,336	$25,373	$22,256

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600	$11,600		$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$317,375	$328,121		$318,414	$318,733	$291,862

Borrowings outstanding, end of year (000)	$4,360	$3,860		$3,019	$3,019	$3,019

Portfolio turnover rate	10%	6%		9%	11%	8%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2017, August 31, 2016 and August 31, 2015, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.22%, 1.30% and 1.23%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	79

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred to As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock New Jersey Municipal Bond Trust	BLJ	Delaware	Non-diversified
BlackRock New York Municipal Bond Trust	BQH	Delaware	Diversified*
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Board of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind income when the additional securities are received.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

80	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

ANNUAL REPORT	AUGUST 31, 2017	81

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. MHE’s management believes that the Trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

82	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended August 31, 2017, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BZM	$4,578,120	$2,134,375	0.81% - 0.83%	$1,842,389	1.46%
MHE	$2,225,331	$1,420,858	0.81% - 0.82%	$1,387,816	1.34%
MHN	$138,301,498	$70,007,186	0.80% - 0.93%	$74,013,363	1.40%
BLJ	$11,430,459	$6,115,531	0.78% - 1.05%	$4,918,414	1.45%
BQH	$11,504,730	$6,521,464	0.80% - 0.93%	$6,484,222	1.41%
BSE	$38,793,017	$20,604,151	0.80% - 0.93%	$21,186,764	1.41%
BFY	$14,153,810	$7,816,903	0.80% - 0.93%	$7,830,858	1.37%
BHV	$7,944,290	$4,360,368	0.80% - 0.81%	$4,207,833	1.38%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, the Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at August 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at August 31, 2017.

For the year ended August 31, 2017, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MHN	—	—	$303,346	0.85%
BQH	—	—	$420	1.03%
BSE	—	—	$834	1.03%
BFY	—	—	$50,349	0.88%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash

ANNUAL REPORT	AUGUST 31, 2017	83

Notes to Financial Statements (continued)

equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MHE and MHN, pays the Manager a monthly fee, at an annual rate equal to a percentage of each Trust’s average weekly managed assets. For such services, MHE and MHN each pays the Manager a monthly fee, at an annual rate equal to a percentage of each Trust’s average daily net assets. The Trusts pay their respective fees based on the following annual rates:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Investment advisory fees	0.65%	0.50%	0.55%	0.65%	0.65%	0.55%	0.55%	0.65%

For purposes of calculating these fees, “net assets” mean the total assets of each Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Expense Limitations and Waivers: With respect to BZM, BQH and BHV, the Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Trust’s business (“expense limitation”). The expense limitations as a percentage of average weekly managed assets are as follows:

	BZM	BQH	BHV
Fee waived	0.05%	0.10%	0.13%

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).

These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2017, the amounts included in fees waived by the Manager were as follows:

	BZM	MHN	BQH	BHV
Amounts waived	$24,693	$389,031	$73,125	$53,278

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2017, the amounts waived were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Amounts waived	$391	$328	$3,770	$230	$449	$760	$835	$186

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2017, there were no such fees waived by the Manager.

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

84	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the year ended August 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Purchases	$8,202,569	$10,814,437	$129,031,601	$6,918,911	$11,974,381	$19,645,249	$19,591,047	$5,289,095
Sales	$5,646,618	$9,516,955	$132,741,295	$4,186,312	$12,412,852	$20,336,058	$17,412,762	$4,144,079

8. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2017. The statutes of limitations on each Trust’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company, and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Paid-in capital	$(3,037)	$(378,566)	$(4,085,438)	$(2,964)	$(5,835)	$(1,589,703)	$(260,677)	$(2,587)
Undistributed net investment income	$3,037	$3,336	$(154,649)	$2,964	$5,835	$(82,562)	$6,483	$2,587
Accumulated net realized loss	—	$375,230	$4,240,087	—	—	$1,672,265	$254,194	—

The tax character of distributions paid was as follows:

		BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax-exempt Income[1]	8/31/2017	$1,322,128	$1,808,770	$25,603,587	$2,134,991	$2,343,180	$4,730,566	$3,810,748	$1,309,575
	8/31/2016	$1,330,550	$1,813,411	$26,801,457	$2,143,755	$2,273,227	$4,831,883	$4,572,266	$1,332,363
Ordinary Income[2]	8/31/2017	—	197	26,682	10,718	896	8,255	2,745	—
	8/31/2016	—	4,490	23,422	99	1,425	4,898	2,615	—

Total	8/31/2017	$1,322,128	$1,808,967	$25,630,269	$2,145,709	$2,344,076	$4,738,821	$3,813,493	$1,309,575

	8/31/2016	$1,330,550	$1,817,901	$26,824,879	$2,143,854	$2,274,652	$4,836,781	$4,574,881	$1,332,363

[1]	The Trusts designate these amounts paid during the fiscal year ended August 31, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Undistributed tax-exempt income	$248,589	$178,750	$696,374	$224,592	$333,284	$18,530	$460,336	$233,328
Undistributed ordinary income	582	1,411	19,817	—	112	1,572	3,041	435
Capital loss carryforwards	(8,953)	(453,999)	(21,734,530)	(408,671)	(1,190,209)	(3,407,104)	(2,158,087)	(822,731)
Net unrealized gains[3]	2,162,103	4,076,514	48,637,342	3,997,231	6,270,712	10,657,216	10,282,060	2,959,226
Qualified late-year losses[4]	(2,790)	—	—	—	—	—	(191,663)	—

Total	$2,399,531	$3,802,676	$27,619,003	$3,813,152	$5,413,899	$7,270,214	$8,395,687	$2,370,258

[3]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts, the realization for tax purposes of unrealized gains/losses on certain futures contracts, and the deferral of compensation to trustees.

[4]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year

As of August 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
No expiration date[5]	—	$421,253	$17,199,043	$408,671	$1,190,209	$1,862,742	$1,545,537	$770,865
2018	—	32,672	3,861,956	—	—	1,544,362	357,549	—
2019	$8,953	74	673,531	—	—	—	255,001	51,866

Total	$8,953	$453,999	$21,734,530	$408,671	$1,190,209	$3,407,104	$2,158,087	$822,731

[5]	Must be utilized prior to losses subject to expiration.

ANNUAL REPORT	AUGUST 31, 2017	85

Notes to Financial Statements (continued)

During the year ended August 31 2017, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
$76,667	$—	$1,716,566	$289,002	$243,125	$431,305	$338,093	$72,448

As of August 31, 2017, gross unrealized appreciation and gross unrealized depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax cost.	$45,453,782	$48,076,076	$654,661,322	$52,222,520	$60,305,631	$126,883,087	$111,883,891	$33,627,865

Gross unrealized appreciation	$2,203,325	$4,143,334	$49,790,427	$4,677,044	$6,435,209	$10,995,625	$10,446,152	$3,029,281
Gross unrealized depreciation	(29,930)	(66,170)	(893,331)	(669,403)	(153,452)	(329,010)	(152,038)	(61,674)

Net unrealized appreciation(depreciation)	$2,173,395	$4,077,164	$48,897,096	$4,007,641	$6,281,757	$10,666,615	$10,294,114	$2,967,607

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust Transactions constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

86	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BZM and BHV invested a significant portion of their assets in securities in the health sector. MHE, BSE and BHV invested a significant portion of their assets in securities in the education sector. MHN and BLJ invested a significant portion of their assets in securities in the transportation sector. BQH invested a significant portion of its assets in securities in the country, city, special district, school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Trust, except for MHN, is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MHN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BZM	MHE	MHN	BLJ	BFY	BHV
2017	1,922	1,915	—	1,212	1,924	3,295
2016	2,587	1,504	2,591	1,671	3,814	3,856

For the years ended August 31, 2017 and August 31, 2016, shares issued and outstanding remained constant for BQH and BSE.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

ANNUAL REPORT	AUGUST 31, 2017	87

Notes to Financial Statements (continued)

VRDP Shares

The VRDP Trusts, have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain Trusts are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	6/14/12	160	$16,000,000	7/01/42
MHE	6/14/12	185	$18,500,000	7/01/42
MHN	6/30/11	2,436	$243,600,000	7/01/41
BLJ	6/14/12	187	$18,700,000	7/01/42
BQH	9/15/11	221	$22,100,000	10/01/41
BSE	9/15/11	405	$40,500,000	10/01/41
BFY	9/15/11	444	$44,400,000	10/01/41
BHV	6/14/12	116	$11,600,000	7/01/42

Redemption Terms: Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, the Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of each Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each Trust entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each Trust and the liquidity provider is set to expire, unless renewed or terminated in advance, as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Expiration Date	7/05/18	7/05/18	4/15/20	7/05/18	10/22/18	10/22/18	10/22/18	7/05/18

In the event the fee agreement is not renewed or is terminated in advance, and each Trust does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, each Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, each Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance each Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MHE, MHN, BLJ, BQH, BSE and BFY may incur remarketing fees of 0.10% on the aggregate principal amount of the Trust’s VRDP Shares and BZM and BHV may incur remarketing fees of 0.08% on the aggregate principal amount of the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Trusts may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 for BZM, BQH, MHN, BLJ, BSE, BFY and BHV and Aa3 for MHE from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended August 31, 2017, the annualized dividend rates for the VRDP Shares were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Rate	0.87%	1.64%	1.62%	1.64%	1.64%	1.64%	1.64%	0.87%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. As of period end, the short-term ratings of the liquidity

88	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (concluded)

provider and the VRDP Shares for BZM and BHV were P1/F1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories.

Special Rate Period: Upon issuance of the VRDP Shares on June 14, 2012, MHE and BLJ commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. The special rate period for MHE and BLJ has been extended each year for an additional one-year term and is currently scheduled to expire on June 20, 2018.

On April 17, 2014, MHN commenced a three-year special rate period ending April 19, 2017 with respect to its VRDP Shares. The special rate period for MHN was extended for an additional three-year term and is currently scheduled to expire on April 15, 2020.

On October 22, 2015, BQH, BSE and BFY commenced a three-year special rate period ending April 18, 2018 with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BQH, BSE and BFY were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period.

Prior to their respective expiration date, a Trust and the holders of their VRDP Shares may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the Trusts on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the Trusts are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The Trusts will not pay any fees to the liquidity provider and remarketing agent during the special rate period, except MHN which pays 0.01%. The Trusts will also pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the Trusts redeem the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended August 31, 2017, VRDP Shares issued and outstanding of each Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares. with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BZM	$0.0474	$0.0474	VRDP	W-7	$13,554
MHE	$0.0530	$0.0530	VRDP	W-7	$25,935
MHN	$0.0580	$0.0580	VRDP	W-7	$342,508
BLJ	$0.0615	$0.0615	VRDP	W-7	$26,216
BQH	$0.0590	$0.0590	VRDP	W-7	$31,436
BSE	$0.0520	$0.0520	VRDP	W-7	$57,610
BFY	$0.0610	$0.0610	VRDP	W-7	$63,157
BHV	$0.0630	$0.0630	VRDP	W-7	$9,350

[1]	Net investment income dividend paid on October 2, 2017 to Common Shareholders of record on September 15, 2017.

[2]	Net investment income dividend declared on October 2, 2017, payable to Common Shareholders of record on October 16, 2017.

[3]	Dividends declared for period September 1, 2017 to September 30, 2017.

ANNUAL REPORT	AUGUST 31, 2017	89

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings New York Quality Fund, Inc. and to the Shareholders and Board of Trustees of: BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust (collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, as of August 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of August 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, as of August 31, 2017, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 24, 2017

90	ANNUAL REPORT	AUGUST 31, 2017

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Trust II (“BFY”), BlackRock Virginia Municipal Bond Trust (“BHV”) and BlackRock Massachusetts Tax-Exempt Trust (“MHE” and together with BZM, MHN, BLJ, BSE, BQH, BFY and BHV, each a “Trust,” and, collectively, the “Trusts”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Trust considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report each Trust has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and its Customized Peer

92	ANNUAL REPORT	AUGUST 31, 2017

Disclosure of Investment Advisory Agreements (continued)

Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BZM noted that for each of the one-, three- and five-year periods reported, BZM ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BZM. The Composite measures a blend of total return and yield.

The Board of MHN noted that for each of the one-, three- and five-year periods reported, MHN ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHN. The Composite measures a blend of total return and yield.

The Board of BLJ noted that for the one-, three- and five-year periods reported, BLJ ranked second out of three funds, first out of three funds and first out of three funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BLJ. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BLJ’s underperformance during the one-year period.

The Board of BSE noted that for the one-, three- and five-year periods reported, BSE ranked second out of two funds, first out of two funds, and first out of two funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BSE. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BSE’s underperformance during the one-year period. The Board was informed that, among other things, BSE’s curve positioning and longer duration posture were the primary detractors from performance over the one-year period.

The Board of BQH noted that for the one-, three- and five-year periods reported, BQH ranked in the third, second and second quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BQH. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BQH’s underperformance during the one-year period.

The Board of BFY noted that for the one-, three- and five-year periods reported, BFY ranked in the third, second and second quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFY. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BFY’s underperformance during the one-year period.

The Board of BHV noted that for each of the one-, three- and five-year periods reported, BHV ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BHV. The Composite measures a blend of total return and yield.

The Board of MHE noted that for each of the one-, three- and five-year periods reported, MHE ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHE. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain

ANNUAL REPORT	AUGUST 31, 2017	93

Disclosure of Investment Advisory Agreements (continued)

other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BZM noted that BZM’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BZM. This waiver was implemented on June 6, 2013. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

BZM was identified by the Board as having a high total expense ratio relative to its Expense Peers in large part, the Board believes, due to BZM’s relatively small size measured by total net assets. BlackRock noted that BZM is a small state specific fund and is generally not a candidate for a reorganization, as BlackRock doesn’t offer any other Maryland closed-end funds. It was also noted that BlackRock believes that there is a client demand for BZM. It was also noted that BZM has a voluntary advisory fee waiver in place.

The Board of MHN noted that MHN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board of BLJ noted that BLJ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

BLJ was identified by the Board as having a high total expense ratio relative to its Expense Peers in large part, the Board believes, due to BLJ’s relatively small size measured by total net assets. BlackRock noted that BlackRock continues to evaluate its product line-up.

The Board of BSE noted that BSE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board noted that BQH’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BQH. This waiver was implemented on July 1, 2016. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

BQH was identified by the Board as having a high total expense ratio relative to its peers in large part, the Board believes, due to BQH’s relatively small size measured by total net assets. BlackRock noted that BQH has a voluntary advisory fee waiver in place.

The Board of BFY noted that BFY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of BHV noted that BHV’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers. The Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BHV. This waiver was implemented on June 9, 2014. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

94	ANNUAL REPORT	AUGUST 31, 2017

Disclosure of Investment Advisory Agreements (concluded)

BHV was identified by the Board as having a high total expense ratio relative to its Expense Peers in large part, the Board believes, due to BHV’s relatively small size measured by total net assets. BlackRock noted that BHV is a small state specific fund and is generally not a candidate for a reorganization, as BlackRock doesn’t offer any other Virginia closed-end funds. It was also noted that BlackRock believes that there is a client demand for BHV. Additionally, it was noted that BHV has a voluntary advisory fee waiver in place.

The Board of MHE noted that MHE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

MHE was identified by the Board as having a high total expense ratio relative to its Expense Peers in large part, the Board believes, due to MHE’s relatively small size measured by total net assets. BlackRock noted that MHE is a small state specific fund and is generally not a candidate for a reorganization, as BlackRock doesn’t offer any other Massachusetts closed-end funds. It was also noted that BlackRock believes that there is a client demand for MHE.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	AUGUST 31, 2017	95

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BZM, BLJ, BQH, BSE, BFY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHE and MHN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

96	ANNUAL REPORT	AUGUST 31, 2017

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

ANNUAL REPORT	AUGUST 31, 2017	97

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

[5]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

98	ANNUAL REPORT	AUGUST 31, 2017

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of:

•	BZM and BHV are Kevin Maloney and Phillip Soccio.

•	MHE are Kevin Maloney and Michael Perilli.

•	MHN, BSE and BQH are Michael Kalinoski and Walter O’Connor.

•	BLJ are Ted Jaeckel and Phillip Soccio.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

VRDP Tender and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[1] New York, NY 10036 Citigroup Global Markets, Inc.[2] New York, NY 10179 Barclays Capital, Inc.[3] New York, NY 10019	VRDP Liquidity Providers Bank of America, N.A.[1] New York, NY 10036 Citibank, N.A.[2] New York, NY 10179 Barclays Bank PLC.[3] New York, NY 10019		Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

[1]	For MHN.

[2]	For BZM, MHE, BLJ and BHV.

[3]	For BQH, BSE and BFY.

ANNUAL REPORT	AUGUST 31, 2017	99

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017, to elect trustee or director nominees for each Trust/Fund. There were no broker non-votes with regard to any of the Trusts/Funds.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester¹		John M. Perlowski
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BZM	1,903,766	29,901	1,891,643	42,024	160	0	1,901,855	31,812
BLJ	2,012,345	74,673	2,004,203	82,815	187	0	2,006,509	80,509
BSE	5,545,121	494,520	5,486,173	553,468	405	0	5,536,363	503,278
BQH	2,490,262	86,898	2,477,379	99,781	221	0	2,484,542	92,618
BFY	4,061,468	505,903	4,433,146	134,225	444	0	4,454,867	112,504
BHV	1,483,062	16,930	1,483,062	16,930	116	0	1,457,366	42,626

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick and Karen P. Robards.

¹	Voted on by holders of preferred shares only.

Shareholders elected the Directors/Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	26,775,409	904,850		26,205,757	1,474,502		26,736,098	944,161
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	2,118,632	53,172	32,380	2,109,543	62,260	32,381	2,118,632	53,172	32,380
	Frank J. Fabozzi¹			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	2,436	0		26,261,497	1,418,762		26,676,724	1,003,535
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	185	0	0	2,077,198	94,605	32,381	2,106,350	65,453	32,381
	W. Carl Kester¹			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	2,436	0		26,777,708	902,551		26,757,619	922,640
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	185	0	0	2,114,435	50,369	39,380	2,114,435	50,369	39,380
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld		Votes For	Votes Withheld
MHN	26,704,463	975,796		26,734,217	946,042
		Votes Against	Abstain		Votes Against	Abstain
MHE	2,114,435	57,368	32,381	2,116,132	55,672	32,380

¹	Voted on by holders of preferred shares only.

100	ANNUAL REPORT	AUGUST 31, 2017

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 99, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to the Trusts’ duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

ANNUAL REPORT	AUGUST 31, 2017	101

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

102	ANNUAL REPORT	AUGUST 31, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-8/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Bond Trust	$30,766	$30,766	$0	$0	$7,956	$7,956	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Bond Trust	$7,956	$7,956

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)  Not Applicable

Item 6 –	Investments

(a)  The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)  Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)  As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, Managing Director at BlackRock and Michael Kalinoski, Director at BlackRock.

Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor and Kalinoski have been members of the registrant’s portfolio management team since 2006 and 2017, respectively.

Portfolio Manager	Biography
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.

(a)(2) As of August 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor	29	0	0	0	0	0
	$19.32 Billion	$0	$0	$0	$0	$0
Michael Kalinoski	21	0	0	0	0	0

	$15.92 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief

Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor	None
Michael Kalinoski	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended August 31, 2017. The Fund did not engage in any securities lending activity during the fiscal year ended August 31, 2017.

BlackRock New York Municipal Bond Trust
(1)	Gross income from securities lending activities	$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a) Securities lending income paid to BIM for services as securities lending agent	$0
	(b) Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c) Administrative fees not included in (a)	$0
	(d) Indemnification fees not included in (a)	$0
	(e) Rebate (paid to borrowers)	$0
	(f) Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities	$0
(4)	Net income from securities lending activities	$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock New York Municipal Bond Trust

Date: November 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Bond Trust

Date: November 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Bond Trust

Date: November 3, 2017